                                                         Securities Act File No.

    As filed with the Securities and Exchange Commission on November 15, 2002

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         Pre-Effective Amendment No. [ ]
                        Post-Effective Amendment No. [ ]

                                IDEX Mutual Funds
               (Exact Name of Registrant as Specified in Charter)

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 851-9777
                  (Registrant's Area Code and Telephone Number)

                              John K. Carter, Esq.
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

                                IDEX Mutual Funds
                     (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on December 16, 2002 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Pursuant to Rule 429 under the Securities Act of 1933, this registration statement relates to shares of beneficial interest previously registered on Form N-1A (File No. 33-02659)

--------------------------------------------------------------------------------

                           IDEX GABELLI GLOBAL GROWTH

                                IDEX Mutual Funds
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                  888/233-4339
                                                               December 15, 2002

Dear Shareholder:

Your Board of Trustees has called a special meeting of shareholders of IDEX Gabelli Global Growth, to be held at 11:30 a.m., local time, on February 12, 2003, at the offices of the IDEX Mutual Funds ("IDEX"), 570 Carillon Parkway, St. Petersburg, Florida 33716, as adjourned from time-to-time (the "Special Meeting").

The IDEX Board of Trustees (the "Board") has approved a reorganization (the "Reorganization") of IDEX Gabelli Global Growth ("Acquired Fund") into IDEX American Century International ("Acquiring Fund") (each a "Fund," collectively, the "Funds"). AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to both funds. Gabelli Asset Management Company ("Gabelli") serves as sub-adviser to Acquired Fund, and American Century Investment Management, Inc. ("American Century") serves as sub-adviser to Acquiring Fund. Acquired Fund has investment objectives and policies that are similar in many respects to those of Acquiring Fund. The Reorganization is expected to result in operating expenses that are lower for shareholders.

You are asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the policies and expenses of the Funds for your evaluation.

After careful consideration, the IDEX Board unanimously approved this proposal and recommends that shareholders vote "FOR" the proposal.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card, in the envelope provided, at your earliest convenience. You also may INSTEAD vote by Internet, telephone, or facsimile by following the enclosed instructions. If you choose one of these methods, DO NOT return your proxy card unless you later decide to change your vote.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN 11:30 A.M. ON FEBRUARY 12, 2003.

ALAMO Direct ("ALAMO"), a professional solicitation firm, will assist you in the voting process. As the date of the Special Meeting approaches, you may receive a telephone call from ALAMO reminding you to exercise your right to vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                                    Sincerely,

                                                    Brian C. Scott
                                                    President




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                                       2

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                                IDEX MUTUAL FUNDS

                           IDEX Gabelli Global Growth
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                 (888) 233-4339

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                           IDEX GABELLI GLOBAL GROWTH
                         TO BE HELD ON FEBRUARY 12, 2003
To the Shareholders:

A special meeting of shareholders of IDEX Gabelli Global Growth is scheduled for February 12, 2003 at 11:30 a.m., local time, at 570 Carillon Parkway, St. Petersburg, Florida 33716, or as adjourned from time-to-time (the "Special Meeting").

 At the Special Meeting, you will be asked to consider the following proposals:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of IDEX Gabelli Global Growth (the "Acquired Fund") by IDEX American Century International (the "Acquiring Fund") solely in exchange for shares of Acquiring Fund, followed by the complete liquidation of Acquired Fund; and

2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

Shareholders of record at the close of business on November 15, 2002 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, OR VOTE BY TELEPHONE, BY FACSIMILE, OR THROUGH THE INTERNET so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to IDEX, or by voting in person at the Special Meeting.

                                      By Order of the Board of Trustees

                                      John K. Carter
                                      Vice President, Secretary &
                                      General Counsel
December 15, 2002




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                                       3

INTRODUCTION.............................................................................................................       5
SUMMARY..................................................................................................................       6
   The Proposed Reorganization...........................................................................................       6
   Purchase and Redemption Information...................................................................................       7
   Federal Income Tax Consequences of the Reorganization.................................................................       7
   Principal Risks of Investing in Acquiring Fund........................................................................       7
INVESTMENT OBJECTIVES AND POLICIES.......................................................................................       8
   Comparison of Investment Objectives and Primary Investment Strategies.................................................       8
   Comparison of Portfolio Characteristics...............................................................................       8
   Relative Performance..................................................................................................       8
   Comparisons of Investment Techniques and Risks of the Funds...........................................................       9
COMPARISON OF FEES AND EXPENSES..........................................................................................       9
   Management Fees.......................................................................................................      10
   Administration Fees...................................................................................................      10
   Expense Limitation Arrangement........................................................................................      10
   Expense Table.........................................................................................................      11
   General Information...................................................................................................       9
   Example...............................................................................................................      12
ADDITIONAL INFORMATION ABOUT ACQUIRING FUND..............................................................................      12
   Investment Adviser....................................................................................................      12
   Investment Personnel..................................................................................................      13
   Performance of Acquiring Fund.........................................................................................      13
INFORMATION ABOUT THE REORGANIZATION.....................................................................................      14
   The Reorganization Plan...............................................................................................      14
   Reasons for the Reorganization........................................................................................      14
   Board Considerations..................................................................................................      14
   Tax Considerations....................................................................................................      15
   Expenses of the Reorganization........................................................................................      15
ADDITIONAL INFORMATION ABOUT THE FUNDS...................................................................................      15
   Form of Organization..................................................................................................      15
   Distributor...........................................................................................................      15
   Dividends and Other Distributions.....................................................................................      15
   Capitalization........................................................................................................      16
GENERAL INFORMATION ABOUT THE PROXY STATEMENT............................................................................      16
   Solicitation of Proxies...............................................................................................      16
   Voting Rights.........................................................................................................      17
   Other Matters to Come Before the Special Meeting......................................................................      17
   Shareholder Proposals.................................................................................................      17
   Where to Obtain Information About the Funds...........................................................................      17
   Reports to Shareholders...............................................................................................      18
MORE INFORMATION REGARDING THE FUNDS.....................................................................................      19
APPENDIX A (FORM OF AGREEMENT AND PLAN OF REORGANIZATION)
APPENDIX B (FUND MANAGER REPORT FOR ACQUIRING FUND)(4/30/02) ............................................................      26
                                                  (10/31/01).............................................................      26
APPENDIX C (SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS)..................................................      28




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                                       4

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                           PROXY STATEMENT/PROSPECTUS

                                IDEX MUTUAL FUNDS
                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                                 (888) 233-4339

                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                FEBRUARY 12, 2003

                           IDEX GABELLI GLOBAL GROWTH
                       RELATING TO THE REORGANIZATION INTO
         IDEX AMERICAN CENTURY INTERNATIONAL (COLLECTIVELY, THE "FUNDS")


INTRODUCTION

This Proxy Statement/Prospectus is being furnished to you in connection with a special meeting of shareholders of IDEX Gabelli Global Growth scheduled to be held on February 12, 2003, as adjourned from time-to-time (the "Special Meeting"). As more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization (the "Reorganization") of IDEX Gabelli Global Growth (the "Acquired Fund") into IDEX American Century International (the "Acquiring Fund") (each a "Fund," collectively, the "Funds"), each a series of IDEX Mutual Funds ("IDEX"), an open-end management investment company. Under an Agreement and Plan of Reorganization, Acquired Fund would transfer all of its assets to Acquiring Fund in exchange for shares of beneficial interest of Acquiring Fund and the assumption by Acquiring Fund of Acquired Fund's liabilities. You are being asked to vote on the Agreement and Plan of Reorganization through which this transaction would be accomplished.

Because you, as a shareholder of Acquired Fund, are being asked to approve the Agreement and Reorganization that will result in a transaction in which you ultimately will hold shares of Acquiring Fund, this Proxy Statement also serves as a Prospectus for Acquiring Fund. The Reorganization will allow you to participate in a Fund with similar investment objectives and strategies. Acquiring Fund seeks to maximize long-term growth.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about Acquiring Fund that you should know before investing. A Statement of Additional Information ("SAI") dated December 16, 2002, has been filed with the U.S. Securities and Exchange Commission ("SEC"), and contains additional information about the Funds, and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Funds, see the IDEX Prospectus, dated November 11, 2002, and the IDEX SAI, dated November 11, 2002, each of which is incorporated herein by reference and may be obtained without charge by calling (888) 233-4339. Each of the Funds also provides periodic reports to its shareholders, which highlight certain important information about the Funds, including investment results and financial information. The annual report for the Funds dated October 31, 2001, is incorporated herein by reference. You may receive a copy of the most recent annual report and semi-annual report for the Funds, without charge, by contacting IDEX, P.O. Box 9015, Clearwater, FL 33758-9015 or by calling (888)233-4339.

You may also obtain proxy materials, reports and other information filed by either Fund from the SEC's Public Reference Section (1-202-942-8090) or from the SEC's internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

DATE:  DECEMBER 16, 2002


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the IDEX Prospectus, which is incorporated by reference, and the Agreement and Plan of Reorganization, which is attached hereto as Appendix A.

THE PROPOSED REORGANIZATION --On December 3, 2002, the IDEX Board of Trustees approved, with respect to each of the Funds, an Agreement and Plan of Reorganization (the "Reorganization Plan"). Subject to approval of Acquired Fund shareholders, the Reorganization Plan provides for:

- the transfer of all of the assets of Acquired Fund to Acquiring Fund, in exchange for shares of Acquiring Fund;

-   the assumption by Acquiring Fund of all of the liabilities of Acquired Fund;

- the distribution of shares of Acquiring Fund to the shareholders of Acquired Fund; and

-   the complete liquidation of Acquired Fund.

The Reorganization is expected to be effective upon the close of business on February 28, 2003, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of Acquired Fund would become a shareholder of Acquiring Fund. Each shareholder would receive a number of full and fractional shares of Acquiring Fund equal to the aggregate value of shares of Acquired Fund held by such shareholder as of the close of business on the day of the Closing. As a result of the Reorganization, each owner of shares of each class of Acquired Fund would become a shareholder of the same class of shares of Acquiring Fund.

The Reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having two similar funds within IDEX. Shareholders in the Fund are expected to benefit from the elimination of this duplication and from the larger asset base that will result from the Reorganization.

To become effective, the proposed Plan of Reorganization must be approved by a "vote of the majority of the outstanding securities" of the Fund, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or
(ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

AFTER CAREFUL CONSIDERATION, THE IDEX BOARD OF TRUSTEES UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

In considering whether to approve the Reorganization, you should note that:

- Acquired Fund has an investment objective and certain similar investment policies to that of Acquiring Fund. Both Acquired Fund and Acquiring Fund seek capital growth. Each Fund invests primarily in stocks, but Acquired Fund is a global fund and Acquiring Fund is an international fund. Global funds invest in stocks of companies throughout the world, including the United States. International funds only invest in companies outside of the United States. Investing in international funds may put the investor at greater risk.

- Acquiring Fund invests stocks of growing foreign companies, selected by using a growth investment strategy developed by American Century. Please note: Prior to March 1, 2002, Acquiring Fund was named IDEX GE International Equity and prior to October 4, 2001, GE Asset Management served as sub-adviser of the Fund.

- The Funds have the same investment adviser, AEGON/Transamerica Fund Advisers, Inc. ("ATFA"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATFA has engaged American Century, American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, to provide sub-advisory services to Acquiring Fund.




--------------------------------------------------------------------------------

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-   The proposed Reorganization is expected to result in a reduction in total operating expenses, including expenses net of applicable expense reductions, for current shareholders of Acquired Fund. The chart below compares the current operating expenses, management fees, and distribution fees of the Funds, and provides an estimate (pro forma) of the expected expenses following the Reorganization (for period ended 4/30/02). (The historical financial information for Acquiring Fund includes the previous fee levels for IDEX International Equity. On March 1, 2002, IDEX International Equity became IDEX American Century International with an increased fee structure. Had this increased fee structure been in place for the time period reflected in the pro forma example, such reduction for shareholders would be apparent.)

- For further information on fees and expenses, see "Comparison of Fees and Expenses."

PURCHASE AND REDEMPTION INFORMATION -- The purchase and redemption provisions for the Funds are the same. For additional information on purchase and redemption provisions see "Comparison of Fees and Expenses" and "More Information Regarding the Funds."

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION -- The Funds expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). As such you will not recognize a gain or loss as a result of the Reorganization. See "Information About The Reorganization - Tax Considerations."

PRINCIPAL RISKS OF INVESTING IN ACQUIRING FUND -- The Funds share similar investment risks. Each Fund is subject to the principal investment risks of investing in stocks and small-or medium-sized companies, and Acquiring Fund is also subject to the risks of investing in convertible securities, and warrants and rights. For more information regarding the risks of the Funds, see "Comparisons of Investment Techniques and Risks of the Funds."

INVESTMENT OBJECTIVES AND STRATEGIES

COMPARISON OF INVESTMENT OBJECTIVES AND PRIMARY INVESTMENT STRATEGIES --

------------------------------------------------------------------------------------------------------------------------------------
                                          ACQUIRED FUND                                             ACQUIRING FUND


------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT           Seeks to provide investors with appreciation of capital.  Seeks capital growth.
OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT           -    Acquired Fund pursues its objective by               -    Acquiring Fund pursues its objective by
STRATEGIES                investing principally in common stocks.                   investing principally in stocks of growing
                                                                                    foreign companies.
------------------------------------------------------------------------------------------------------------------------------------
                     -    Under normal market conditions, Acquired Fund        -    Acquiring Fund's manager uses a growth
                          invests least 65% of total assets in common               investment strategy developed by American
                          stocks of companies involved in the global                Century to seek companies that it believes will
                          market place.                                             increase in value over time.
------------------------------------------------------------------------------------------------------------------------------------
                     -    Acquired Fund invests in companies of all            -    Acquiring Fund's manager looks for companies
                          capitalizations, and may invest without limitation        that it believes has earnings and revenue
                          in securities of foreign issuers and will invest          growth potential.
                          in securities of issuers located in at least three
                          countries.
------------------------------------------------------------------------------------------------------------------------------------
                     -    Acquired Fund's manager employs a disciplined        -    Acquiring Fund's manager uses a "bottom up"
                          investment program focusing in the globalization          approach when choosing securities for the fund's
                          and interactivity of the world's market place,            portfolio. The manager tracks financial
                          seeking companies that it deems to be at the              information for thousands of companies to
                          forefront of accelerated growth.                          identify trends in the companies' earnings and
                                                                                    revenues. This information is used to help the
                                                                                    fund manager to select or decide to continue to
                                                                                    hold the stocks of companies it believes will
                                                                                    be able to sustain their growth, and to sell
                                                                                    stocks of companies whose growth begins to slow
                                                                                    down.
------------------------------------------------------------------------------------------------------------------------------------


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                                       7

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          ACQUIRED FUND                                             ACQUIRING FUND
------------------------------------------------------------------------------------------------------------------------------------
                     -    Acquired Fund's manager seeks to find reasonably     -    The fund's believes that it is important to
                          valued businesses exhibiting creativity                   diversify the fund's holdings across different
                          to adapt to the changing world, looking for solid         countries and geographical regions in an effort
                          franchises with unique copyrights.                        to manage the risks of an international
                                                                                    portfolio.
------------------------------------------------------------------------------------------------------------------------------------
                     -    Acquired Fund's manager looks to businesses in       -    To diversify Acquiring Fund's portfolio, the
                          the ever-evolving communications revolutions and          manager considers the prospects for relative
                          anticipates that dominant companies will be               economic growth among countries or regions,
                          conducting a major portion of their business via          economic or political conditions, expected
                          the Internet in the next five years.                      inflation rates, currency exchange fluctuations
                                                                                    and tax considerations when making investments.
------------------------------------------------------------------------------------------------------------------------------------
                     -    Acquired Fund's manager seeks companies              -    Acquiring Fund's manager does not attempt to
                          participating in emerging advances in services and        time the market; instead the manager intends to
                          products that are accessible to individuals in            keep the fund fully invested in stocks
                          their homes or offices through consumer                   regardless of the market generally.
                          electronics content based devices such as
                          telephones, televisions, radios and personal
                          devices.
------------------------------------------------------------------------------------------------------------------------------------
                     -    Acquired Fund's manager considers the market         -    When the manager believes it is prudent, the
                          price of the issuer's securities, its balance             manager may invest in other security types.
                          sheet characteristics and the perceived strength          Acquiring Fund has a policy regarding stock
                          of its management.                                        index futures contracts, a type of derivative
                                                                                    security, to help keep the fund's cash assets
                                                                                    to remain liquid by performing more like stocks.
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER   AEGON/Transamerica Fund Advisers, Inc.                    AEGON/Transamerica Fund Advisers, Inc.
------------------------------------------------------------------------------------------------------------------------------------
SUB-ADVISER          Gabelli Asset Management Company                          American Century Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGERS   An investment team led by Marc J. Gabelli                 An investment team led by Henrik Strabo and Mark S.
                                                                               Kopinski
------------------------------------------------------------------------------------------------------------------------------------

As you can see from the chart above, the investment objectives and certain investment strategies of the Funds are similar. However, differences do exist. For example, Acquiring Fund invests primarily in stocks of growing foreign companies, whereas Acquired Fund invests primarily in common stocks of companies involved in the global market place. Following the Reorganization, and in the ordinary course of business as a mutual fund, certain holdings of Acquired Fund that were transferred to Acquiring Fund in connection with the Reorganization may be sold. Such sales may result in increased transactional costs for Acquiring Fund.


RELATIVE PERFORMANCE -- The following table shows the average annual total return for each Fund and the listed broad-based securities indexes. Average annual total return is shown for each calendar year since 1998 in the case of Acquired Fund and since 2001 in the case of Acquiring Fund. The indexes have an inherent performance advantage over the Funds, since an index has no cash in its portfolio, and incurs no operating expenses. An investor cannot invest in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of any sales charges.




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                                       8

------------------------------------------------------------------------------------------------
   CALENDAR YEAR/                                                ACQUIRING          INDEX -
    PERIOD ENDED      ACQUIRED FUND (2)    INDEX - MSCIWF         FUND (1)         MSCI-EAFE
------------------------------------------------------------------------------------------------
      12/31/98          ---N/A                   N/A               11.21%           20.33%
------------------------------------------------------------------------------------------------
      12/31/99          ---N/A                   N/A               30.63%           27.30%
------------------------------------------------------------------------------------------------
      12/31/00          ---N/A                   N/A              (12.43)%         (13.96)%
------------------------------------------------------------------------------------------------
      12/31/01             (19.99)%           (21.21)%            (25.05)%         (16.52)%
------------------------------------------------------------------------------------------------

(1)      02/01/1997 Inception
(2)      9/15/2001 Inception

COMPARISON OF INVESTMENT TECHNIQUES AND RISKS OF THE FUNDS -- The following is a summary of the principal types of securities in which each Fund may invest and strategies the Funds may employ in pursuit of their respective investment objectives. As with any security, an investment in a Fund's shares involves certain risks, including loss of principal. The Funds are subject to varying degrees of risk. An investment in either Fund is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The following discussion addresses the primary risks of investing in the Funds. However, the fact that a particular risk is not identified as a main risk for the Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a main risk of the Fund. For further information regarding risks of investing in the Funds, see the SAI.

STOCKS. While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks a Fund holds fluctuate in price, the value of your investments in a Fund will go up and down.

FOREIGN SECURITIES. Investments in foreign securities (including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign markets are subject. These risks include: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less(or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transaction costs; vulnerability to seizure and taxes; political instability and small markets; different trading days; and forward foreign currency contracts for hedging.

CURRENCY RISK. Because the Funds' foreign investments are generally held in foreign currencies, the Funds are subject to currency risk, meaning a fund could experience gains or losses on changes in the exchange rate between foreign currencies and the U.S. dollar.

ENTERTAINMENT AND COMMUNICATIONS STOCKS (ACQUIRED FUND). Acquired Fund may in securities and communications companies which are strongly affected by worldwide scientific and technological developments and governmental policies, and therefore, are generally more volatile than securities of companies not dependent upon or associated with such issues.

COMPARISON OF FEES AND EXPENSES

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of the Funds. For further information on the fees and expenses of Acquiring Fund, see "More Information Regarding the Funds." While the Reorganization is anticipated to reduce the total operating expenses for current shareholders of Acquired Fund and will not affect Acquiring Fund's management fees (as a percentage of the Fund's average daily net assets), ATFA may be deemed to have a material interest in the proposed Reorganization because combination of the Funds will relieve ATFA of its obligation to pay sub-advisory fees to Gabelli under the sub-advisory agreement applicable to Acquired Fund (although ATFA will continue to pay sub-advisory fees to American Century with respect to Acquiring Fund), and because the proposed Reorganization is anticipated to reduce ATFA's obligations under the expense limitation arrangements discussed below.




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                                       9

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MANAGEMENT FEES - Each Fund pays a management fee:

------------------------------------------------------------------------------------------------------------------------------------
                                FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                      1.00% of the first $500 million of Acquired Fund's average
Acquired Fund                                                         daily net assets; 0.90% of assets over $500 million up to $1 billion; and 0.80% of assets over $1 billion, less 50% of
                                                                      excess expenses. Expense cap: 1.40% of Acquired Fund's
                                                                      average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------

Acquiring Fund                                                        1.00% of the first $50 million of Acquiring Fund's average daily net assets; 0.95% of assets over $50 million up to $150 million; 0.90% of assets over $150 million up to $500 million;
                                                                      and 0.85% of assets over $500 million up to $1 billion; and
                                                                      0.80% of assets over $1 billion, less 50% of excess expenses,
                                                                      Expense Cap: 1.40% of Acquiring Fund's average daily net
                                                                      assets.
------------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATION FEES - The Funds pay an administrative services fee to AEGON/Transamerica Fund Services, Inc. on a cost incurred basis.

DISTRIBUTION AND SERVICES FEES - The distribution (12b-1) and services fees are the same for both Funds for each respective class of shares. The fees are: 0.35% for Class A shares, 1.00% for Class B, Class C and Class L shares, and 0.90% for Class M shares.

EXPENSE LIMITATION ARRANGEMENTS: Expense limitation arrangements are in place for both of the Funds. Under the terms of the expense limitation arrangements ATFA has agreed to limit the expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, with a possibility of recoupment by ATFA of such expenses paid on behalf of Acquired Fund in the first three years. The current expense limitation arrangement for each Fund will remain in effect through at least October 31, 2003. There can be no assurance that the Expense limitation arrangements will continue or remain at the same level after that date. The expense limitation for Acquired Fund is 1.40% and the expense limitation for Acquiring Fund is 1.60%, excluding 12b-1 fees. This information and similar information is shown below in the table entitled "Annual Fund Operating Expenses."

It is expected that combining the Funds will lower expenses currently borne by investors in Acquired Fund. The expenses of each Fund and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the table below. Expenses for the Funds are based on the operating expenses incurred for the period ended April 30, 2002. Pro forma fees and expenses show estimated fees and expenses of Acquiring Fund after giving effect to the proposed Reorganization. Pro forma numbers are estimated in good faith and are hypothetical. (The historical financial information for Acquiring Fund includes the previous fee levels for IDEX International Equity. On March 1, 2002, IDEX International Equity became IDEX American Century International with a reduced fee structure. Had this reduced fee structure been in place for the time period reflected in the pro forma example, such reduction for shareholders would be apparent.) (The expenses included for L shares are estimates, as L shares had not commenced operations as of April 30, 2002.)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (as a percentage of each Fund's average daily net assets)
-----------------------------------------------------------------------------------------------------------------------------------
                                         Distribution &                       Total Annual
                                         service (12b-1)                     Fund Operating        Expense         Net Operating
                       Management Fees        fees         Other Expenses       Expenses         Reduction(1)        Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Acquiring Fund
-----------------------------------------------------------------------------------------------------------------------------------
Class A shares              1.00%             0.35%             2.05%             3.40%             1.45%              1.95%
-----------------------------------------------------------------------------------------------------------------------------------
Class B shares              1.00%             1.00%             2.05%             4.05%             1.45%              2.60%
-----------------------------------------------------------------------------------------------------------------------------------
Class C shares              1.00%             1.00%             2.05%             4.05%             1.45%              2.60%
-----------------------------------------------------------------------------------------------------------------------------------
Class M shares              1.00%             0.90%             2.05%             3.95%             1.45%              2.50%
-----------------------------------------------------------------------------------------------------------------------------------
Class L shares(2)           1.00%             1.00%             2.05%             4.05%             1.45%              2.60%
-----------------------------------------------------------------------------------------------------------------------------------
Acquired Fund
-----------------------------------------------------------------------------------------------------------------------------------
Class A shares              1.00%             0.35%             0.91%             2.26%             0.51%              1.75%
-----------------------------------------------------------------------------------------------------------------------------------
Class B shares              1.00%             1.00%             0.91%             2.91%             0.51%              2.40%
-----------------------------------------------------------------------------------------------------------------------------------
Class C shares              1.00%             1.00%             0.91%             2.91%             0.51%              2.40%
-----------------------------------------------------------------------------------------------------------------------------------
Class M shares              1.00%             0.90%             0.91%             2.81%             0.51%              2.30%
-----------------------------------------------------------------------------------------------------------------------------------
Class L shares(2)           1.00%             1.00%             0.91%             2.91%             0.51%              2.40%
-----------------------------------------------------------------------------------------------------------------------------------
Pro Forma -
Acquiring Fund
including Acquired
Fund
-----------------------------------------------------------------------------------------------------------------------------------
Class A shares              0.98%             0.35%             1.35%             2.68%             0.93%              1.75%
-----------------------------------------------------------------------------------------------------------------------------------
Class B shares              0.98%             1.00%             1.35%             3.33%             0.93%              2.40%
-----------------------------------------------------------------------------------------------------------------------------------
Class C shares              0.98%             1.00%             1.35%             3.33%             0.93%              2.40%
-----------------------------------------------------------------------------------------------------------------------------------
Class M shares              0.98%             0.90%             1.35%             3.23%             0.93%              2.30%
-----------------------------------------------------------------------------------------------------------------------------------
Class L shares(2)           0.98%             1.00%             1.35%             3.33%             0.93%              2.40%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Contractual arrangement with ATFA through 10/31/03 for expenses other than distribution and service fees (12b-1 fees) that exceed 1.40% for Acquired Fund and 1.60% for Acquiring Fund.

(2) L share information is included for your reference; these shares did not commence operations until November 11, 2002.

EXAMPLE. This example is intended to help you compare the cost of investing in each Fund and in the combined Funds on a pro forma basis. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and Fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower. (NOTE: L shares did not exist on 4/3002, so the expenses for Class L shares is estimated.)


If the shares are redeemed at the end of each period:

====================================================================================================================
                                                  1 YEAR*           3 YEARS*         5 YEARS*         10 YEARS*
--------------------------------------------------------------------------------------------------------------------
Acquiring Fund
--------------------------------------------------------------------------------------------------------------------
Class A shares                                     $737            $1,410            $2,104            $3,940
--------------------------------------------------------------------------------------------------------------------
Class B shares                                     $763            $1,400            $2,054            $4,020
--------------------------------------------------------------------------------------------------------------------
Class C shares                                     $263            $1,100            $1,954            $4,159
--------------------------------------------------------------------------------------------------------------------
Class M shares                                     $450            $1,161            $1,988            $4,133
--------------------------------------------------------------------------------------------------------------------
Class L shares                                     $463            $1,100            $1,954            $4,159
--------------------------------------------------------------------------------------------------------------------
Acquired Fund
--------------------------------------------------------------------------------------------------------------------
Class A shares                                     $718            $1,171            $1,650            $2,965
--------------------------------------------------------------------------------------------------------------------
Class B shares                                     $743            $1,153            $1,588            $3,043
--------------------------------------------------------------------------------------------------------------------
Class C shares                                     $243              $853            $1,488            $3,197
--------------------------------------------------------------------------------------------------------------------
Class M shares                                     $430              $915            $1,525            $3,170
--------------------------------------------------------------------------------------------------------------------
Class L shares                                     $443              $853            $1,488            $3,197
--------------------------------------------------------------------------------------------------------------------
Pro Forma - Acquiring Fund including
Acquired Fund
--------------------------------------------------------------------------------------------------------------------
Class A shares                                     $718            $1,253            $1,814            $3,332
--------------------------------------------------------------------------------------------------------------------
Class B shares                                     $743            $1,238            $1,756            $3,411
--------------------------------------------------------------------------------------------------------------------
Class C shares                                     $243              $938            $1,656            $3,559
--------------------------------------------------------------------------------------------------------------------
Class M shares                                     $430              $999            $1,692            $3,533
--------------------------------------------------------------------------------------------------------------------
Class L shares                                     $443              $938            $1,656            $3,559
====================================================================================================================


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


If the shares are not redeemed at the end of each period:

====================================================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                  1 YEAR*           3 YEARS*         5 YEARS*         10 YEARS*
--------------------------------------------------------------------------------------------------------------------
Acquiring Fund
--------------------------------------------------------------------------------------------------------------------
Class A shares                                     $737            $1,410            $2,104            $3,940
--------------------------------------------------------------------------------------------------------------------
Class B shares                                     $263            $1,100            $1,954            $4,020
--------------------------------------------------------------------------------------------------------------------
Class C shares                                     $263            $1,100            $1,954            $4,159
--------------------------------------------------------------------------------------------------------------------
Class M shares                                     $351            $1,161            $1,988            $4,133
--------------------------------------------------------------------------------------------------------------------
Class L shares                                     $263            $1,100            $1,954            $4,159
--------------------------------------------------------------------------------------------------------------------
Acquired Fund
--------------------------------------------------------------------------------------------------------------------
Class A shares                                     $718            $1,171            $1,650            $2,965
--------------------------------------------------------------------------------------------------------------------
Class B shares                                     $243              $853            $1,488            $3,043
--------------------------------------------------------------------------------------------------------------------
Class C shares                                     $243              $853            $1,488            $3,197
--------------------------------------------------------------------------------------------------------------------
Class M shares                                     $331              $915            $1,525            $3,170
--------------------------------------------------------------------------------------------------------------------
Class L shares                                     $243              $853            $1,488            $3,197
--------------------------------------------------------------------------------------------------------------------
Pro Forma - Acquiring Fund including
Acquired Fund
--------------------------------------------------------------------------------------------------------------------
Class A shares                                     $718            $1,253            $1,814            $3,332
--------------------------------------------------------------------------------------------------------------------
Class B shares                                     $243              $938            $1,656            $3,411
--------------------------------------------------------------------------------------------------------------------
Class C shares                                     $243              $938            $1,656            $3,559
--------------------------------------------------------------------------------------------------------------------
Class M shares                                     $331              $999            $1,692            $3,533
--------------------------------------------------------------------------------------------------------------------
Class L shares                                     $243              $938            $1,656            $3,559
====================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------------------------------
                                                            CLASS OF SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                 A                     B                    C                    L                     M
-----------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a % of           5.50%                 None                  None                 None                 1.00%
offering price)
-----------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales
charge (load) (as a
percentage of purchase        None(a)                5.00%                 None                2.00%                 1.00%
price or redemption
proceeds, whichever is
lower)
-----------------------------------------------------------------------------------------------------------------------------------

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

ADDITIONAL INFORMATION ABOUT ACQUIRING FUND

INVESTMENT ADVISER - AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is Acquiring Fund's investment adviser. On April 30, 2002, the aggregate assets of all of the mutual funds under the investment management of ATFA were approximately $27.1 billion. IDEX has entered into an Investment Advisory Agreement ("Advisory Agreement") on behalf of Acquiring Fund with ATFA wherein ATFA supervises Acquiring Fund's investments and conducts its investment program. The Advisory Agreement provides that ATFA will perform the following services or cause them to be performed by others to: (i) furnish investment advice and recommendations (ii) supervise the purchase and sale of securities as directed by appropriate Fund officers, and (iii) be responsible for the administration of the Fund. The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of either IDEX, ATFA, or by a vote of shareholders of Acquiring Fund. Advisory fees are computed and accrued daily and paid monthly.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SUB-ADVISER --American Century Investment Management, Inc. is Acquiring Fund's sub-adviser. On April 30, 2002, the aggregate assets of all of the mutual funds under the investment management of American Century were approximately $86.6 billion. American Century has overall responsibility for the management of the Fund. ATFA and American Century have entered into an agreement that requires American Century to: provide investment sub-advisory, statistical and research services to Acquiring Fund; supervise and arrange for the purchase and sale of securities on behalf of the Fund; and provide for the maintenance and compilation of records pertaining to the investment sub-advisory function. The agreement with American Century can be terminated by the Board of Trustees of IDEX upon 60 days' written notice of either party. Sub-Advisory fees are computed and accrued daily and paid monthly.

INVESTMENT PERSONNEL -- An investment team manages the portfolio for American Century. The following individuals lead the investment team in the responsibility for the day-to-day management of Acquiring Fund:

       - HENRIK STRABO -Chief Investment Officer - International Equities, has been a member of the team since 2001. He joined American Century in 1993 and serves as a member of other management teams for various American Century funds.

       - MARK S. KOPINSKI -Senior Vice President and Senior Portfolio Manager, has been a member of the team since 2001. Mr. Kopinski joined American Century in April 1997 and serves as a member of other management teams for various American Century funds. Prior to joining American Century in 1997, Mr. Kopinski served as Vice President and portfolio manager at Federated Investments. From 1990-1995, he served as Vice President and a member of American Century International Growth and International Discovery.

PERFORMANCE OF ACQUIRING FUND -- The bar chart and table below provide an indication of the risks of investing in Acquiring Fund by showing (on a calendar year basis) Acquiring Fund's annual total return for its first calendar year of operations and by showing (on a calendar year basis) how Acquiring Fund's average annual returns for a one-year period compare to those of a broad-based securities market index--the MSCI-EAFE Index. The information below is based on the performance of the Class A shares of Acquiring Fund and does not reflect the impact of sales charges. The bar chart and table assume reinvestment of dividends and capital gains distributions. The Fund's past performance is not an indication of how the Fund will perform in the future.

                     One year total return as of 12/31/01(%)

                     Insert Bar graph - 11.21% (1998); 30.63% (1999); (12.43)%
                     (2000); (25.05)%(2001)

                            During the period shown in the chart, Acquiring Fund's best quarterly performance was 23.80% for the quarter ended 12/31/99, and the Fund's worst quarterly performance was -(16.94)% for the quarter ended 9/30/98.


The table below shows the average annual total returns of Acquiring Fund if you average actual performance over various lengths of time, compared to the MSCI-EAFE Index. An index has an inherent performance advantage over Acquiring Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Additional information about Acquiring Fund is included in the section "More Information Regarding the Funds."






--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (for the periods ended December 31, 2001)**

----------------------------------------------------------------------------------
                                                                   10 years or
                                                   One Year      since inception
----------------------------------------------------------------------------------
Acquiring Fund
----------------------------------------------------------------------------------
   Return before taxes*                           (29.17)%           (0.87)%
----------------------------------------------------------------------------------
   Return after taxes on distributions*           (29.17)%           (1.62)%
----------------------------------------------------------------------------------
   Return after taxes on distributions
   and sale of fund shares*                       (17.76)%           (0.68)%
----------------------------------------------------------------------------------
MSCI-EAFE                                         (21.21)%            1.92%
----------------------------------------------------------------------------------


       *The after tax returns are calculated using the historic highest individual federal; marginal income tax rates and do not reflect the impact of state and local taxes.

       ** Returns reflect the maximum sales load of 5.50% and include the reinvestment of dividends and capital gains.



For more information about Acquiring Funds performance including a discussion of factors that materially impact its performance, please see Appendix B.

INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION PLAN -- The Reorganization Plan provides for the transfer of all of the assets and liabilities of Acquired Fund to Acquiring Fund solely in exchange for shares of Acquiring Fund. Acquired Fund will distribute the shares of Acquiring Fund received in the exchange to its shareholders, and then Acquired Fund will be liquidated.

After the Reorganization, each shareholder of Acquired Fund will own shares in Acquiring Fund having an aggregate value equal to the aggregate value of shares of Acquired Fund held by that shareholder as of the close of business on the business day preceding the Closing.

Until the Closing, shareholders of Acquired Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by Acquiring Fund for the redemption of its shares received by the shareholder in the Reorganization.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of Acquired Fund. The Reorganization Plan also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at Appendix A, which modifies the foregoing summary of the Reorganization Plan in its entirety.

REASONS FOR THE REORGANIZATION -- The Reorganization is one of several reorganizations that are proposed or have already taken place among various IDEX funds. The IDEX complex has grown in recent years through the addition of many funds. IDEX management has proposed the consolidation of several of the IDEX funds that they believe have similar or compatible strategies. Fund performance is also a key factor management considers when evaluating the funds to present to the Board for its consideration. The Reorganization is designed to be part of the proposed reduction of the substantial overlap in funds offered in the IDEX complex, thereby helping to eliminate inefficiencies and confusion about overlapping funds. IDEX also believes that the Reorganization may benefit shareholders by resulting in a surviving fund with a greater asset base. This is expected to provide greater investment opportunities for Acquiring Fund and the potential to take larger portfolio positions. Based upon these considerations, among others, the IDEX Board determined that the Funds should be reorganized.

BOARD CONSIDERATION -- The proposed Reorganization was presented to the IDEX Board of Trustees for consideration and approval at a Special Meeting held December 2, 2002. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940), determined that the interests of the shareholders of the respective Funds would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of the Funds and their shareholders.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The IDEX Board of Trustees, in recommending the proposed transaction, considered a number of factors, including the following:

1. expense ratios and information regarding fees and expenses of Acquired Fund and Acquiring Fund;

2. estimates that show that combining the Funds should result in lower expenses because of economies of scale;

3. elimination of duplication of costs and inefficiencies of having two similar funds;

4. the Reorganization would not dilute the interests of the Funds' current shareholders;

5. the relative investment performance and risks of Acquiring Fund as compared to Acquired Fund;

6. the focus of investments by Acquired Fund, and that those types of investments are out of favor in the market;

7. the similarity of Acquiring Fund's investment objectives, certain of its policies and restrictions to those of Acquired Fund;

8. the tax-free nature of the Reorganization to Acquired Fund and its shareholders;

9. the estimated costs to be incurred by ATFA as a result of the Reorganization; and

10. similar funds managed by American Century and the performance of those funds.

The Board also considered the future potential benefits to IDEX in that its costs to administer both Funds may be reduced if the Reorganization is approved.

THE IDEX BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF ACQUIRED FUND APPROVE THE REORGANIZATION.

TAX CONSIDERATIONS -- The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither Acquired Fund, nor Acquiring Fund, is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Immediately prior to the Reorganization, Acquired Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of Acquired Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of Acquired Fund's shareholders.

EXPENSES OF THE REORGANIZATION - ATFA will pay all of the expenses relating to the Reorganization, including, but not limited to, the costs of the proxy solicitation and necessary filing with the SEC.

ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION -- Each of the Funds is a series of IDEX Mutual Funds, an open-end management company organized as a Massachusetts business trust. IDEX is governed by a Board of Trustees, which consists of ten Trustees. For more information regarding the history of IDEX, please see the SAI.

DISTRIBUTOR - AFSG Securities Corporation ("AFSG"), located at 4333 Englewood Road NE, Cedar Rapids, Iowa 52499, is principal distributor for both Funds. AFSG is an affiliate of IDEX and ATFA. ASFG underwrites and distributes all classes of Fund shares and bears the expense of offering these shares to the public. The Funds pay AFSG, or its agent, a fee for those services. Please see "More Information Regarding the Funds," below, for additional information regarding the fees paid to ASFG by the Funds.

DIVIDENDS AND OTHER DISTRIBUTIONS -- Each Fund pays dividends from net investment income, and distributes net capital gains, if any, at least annually. Dividends and distributions of each Fund are automatically reinvested in additional shares of the respective class of the particular Fund, unless the shareholder requests cash. There are no fees or sales charges on reinvestments.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If the Reorganization Plan is approved by shareholders of Acquired Fund, then as soon as practicable before the Closing, Acquired Fund will pay its shareholders a cash distribution of all undistributed net investment income and undistributed realized net capital gains.

CAPITALIZATION -- The following table shows, on an unaudited basis, the capitalization of each Fund as of 4/30/02 and, on a pro forma basis, as of 4/30/02, giving effect to the Reorganization (Class L shares were not offered until November 11, 2002):

-----------------------------------------------------------------------------------------------------------------------------------
                                           NET ASSETS               NET ASSET VALUE PER SHARE            SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------------------
ACQUIRING FUND
-----------------------------------------------------------------------------------------------------------------------------------
Class A Shares                             $7,786,166                         $8.60                           904,912
-----------------------------------------------------------------------------------------------------------------------------------
Class B Shares                             $6,826,942                         $8.34                           818,463
-----------------------------------------------------------------------------------------------------------------------------------
Class C Shares                             $1,631,713                         $8.34                           195,619
-----------------------------------------------------------------------------------------------------------------------------------
Class M Shares                             $1,147,864                         $8.38                           136,955
-----------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND
-----------------------------------------------------------------------------------------------------------------------------------
Class A Shares                             $19,119,363                        $7.22                          2,648,817
-----------------------------------------------------------------------------------------------------------------------------------
Class B Shares                             $23,535,008                        $7.14                          3,295,373
-----------------------------------------------------------------------------------------------------------------------------------
Class C Shares                             $9,120,542                         $7.14                          1,277,058
-----------------------------------------------------------------------------------------------------------------------------------
Class M Shares                             $3,886,384                         $7.15                           543,281
-----------------------------------------------------------------------------------------------------------------------------------
PRO FORMA - ACQUIRING FUND
INCLUDING ACQUIRED FUND
-----------------------------------------------------------------------------------------------------------------------------------
Class A Shares                             $26,905,529                        $8.60                          3,126,975
-----------------------------------------------------------------------------------------------------------------------------------
Class B Shares                             $30,361,950                        $8.34                          3,640,007
-----------------------------------------------------------------------------------------------------------------------------------
Class C Shares                             $10,752,255                        $8.34                          1,289,044
-----------------------------------------------------------------------------------------------------------------------------------
Class M Shares                             $5,034,248                         $8.38                           600,650
-----------------------------------------------------------------------------------------------------------------------------------


GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES -- Proxies are being solicited at the request of the IDEX Board of Trustees. Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about December 2, 2002. (Shareholders of Acquired Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee.) In addition to the solicitation of proxies by mail, employees of IDEX and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. The Funds have retained {Name of Solicitor} the ("Solicitor"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Shareholders of Acquired Fund may receive a telephone call from the Solicitor asking the shareholder to vote. The estimated costs for the services of the Solicitor are estimated to be approximately $4,391, plus applicable postage.

In all cases where a proxy is solicited by telephone, the Solicitor is required to ask the person to provide identifying registration data, including full name and address, and, if known, the number of shares owned. If the shareholder is a corporation or other entity, the Solicitor will ask for the title of the person and for confirmation that the person is authorized to direct the voting of the shares. The Solicitor will advise the shareholder that the shareholder can vote his or her shares over the telephone and will ask if the shareholder would like to cast a vote. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendations set forth in the Proxy Statement/Prospectus. The Solicitor will then record the shareholder's instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person, vote online or by facsimile. Should shareholder require additional information regarding the proxy or require replacement of the proxy, they may contact IDEX Customer Service toll-free at (888) 233-4339.

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with IDEX a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting of Acquired Fund shareholders in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. However, attendance at the Special Meeting, by itself, will not revoke a previously tendered proxy. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal, and may vote in their discretion with respect to other matters not now known to the IDEX Board of Trustees that may be presented at the meeting.

VOTING RIGHTS -- Shares of the Funds entitle their holders to one vote per share as to any matter on which the holder is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

Shareholders of Acquired Fund at the close of business on November 15, 2002 (the "Record Date") will be entitled to be present at the Special Meeting to vote with respect to their shares owned as of that Record Date. As of the Record Date, ________ shares of Acquired Fund were outstanding and entitled to vote.

To become effective, the proposed Reorganization must be approved by a "vote of the majority of the outstanding voting securities" of Acquired Fund, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% or more of the shares of Acquired Fund entitled to vote thereon present at the Special Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of Acquired Fund entitled to vote thereon.

Acquired Fund must have a quorum to conduct its business at the Special Meeting. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote, present in person or by proxy, may adjourn the meeting from time to time until a quorum is present.

If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization. Prior to the Special Meeting, IDEX expects that broker-dealer firms holding their shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners.

To the knowledge of IDEX, as of November 15, 2002, no Trustee of IDEX beneficially owned 1% or more of the outstanding shares of either Fund, and the officers and Trustees of IDEX beneficially owned, as a group, less than 1% of the shares of either Fund.

Appendix C hereto lists the persons that, as of November 15, 2002, owned beneficially 5% or more of the outstanding shares of either Fund.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING -- The Board of Trustees does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS -- The Funds are not required to hold regular annual meetings and, in order to minimize their costs, do not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Funds' management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual Special Meeting or to be submitted to shareholders of the Funds.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shareholders wishing to submit proposals should send their written proposals to the address set forth on the cover of this Proxy Statement/Prospectus a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

INFORMATION ABOUT THE FUNDS -- Proxy materials, reports and other information filed by IDEX, on behalf of the Funds, can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, NW, Washington, DC 20549. The SEC maintains an Internet World Wide Web site (http://www.sec.gov) which contains other information about the Funds.

REPORTS TO SHAREHOLDERS -- IDEX will furnish, without charge, a copy of the most recent Annual Report and Semi-Annual Report regarding the Funds upon request. Requests for such reports should be directed to IDEX Mutual Funds at P.O. Box 9015, Clearwater, FL 33758-9015, telephone (888) 233-4339.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

PLEASE NOTE: YOU ALSO MAY INSTEAD VOTE BY TELEPHONE, THROUGH THE INTERNET, OR BY FACSIMILE BY FOLLOWING THE ENCLOSED INSTRUCTIONS. DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY ONE OF THESE METHODS UNLESS YOU LATER DECIDE TO CHANGE YOUR VOTE.


                                          --------------------------------------
                                          John K. Carter, Vice President,
                                          Secretary & General Counsel

December 13, 2002





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                                       18

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                      MORE INFORMATION REGARDING THE FUNDS

DISTRIBUTION PLANS AND 12b-1 FEES. The Funds have adopted separate Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act") (individually, a "12b-1 Plan," and collectively, the "12b-1 Plans"), applicable to Class A, Class B, Class C, Class L and Class M shares of the Funds.

The distributor for the Funds, AFSG Securities Corporation ("AFSG") receives the sales fees or loads imposed on these shares (up to 5.50% of the offering price, which includes the sales load) and re-allows a portion of those fees to the sellers of the shares. AFSG also receives service and distribution fees under the 12b-1 Plans as follows:

Distribution of Class A Shares. For these shares, the Funds may pay AFSG a distribution fee of up to 0.35% annually which includes a service fee of 0.25%. Fees are based on the average daily net assets of Class A shares. However, if the service fees rise, the distribution fee is lowered so that the total fees payable don't exceed 0.35% annually.

Distribution of Class B Shares. For these shares, the Funds may pay AFSG an annual distribution fee of up to 1.00%, which includes an annual service fee of 0.25%.

Distribution of Class C Shares. For these shares, the Funds may pay AFSG an annual distribution fee of up to 1.00%, which includes a service fee of 0.25%.

Distribution of Class L Shares. For these shares, the Funds may pay AFSG an annual distribution fee of up to 1.00%, which includes a service fee of 0.25%.

Distribution of Class M Shares. For these shares, the Funds may pay AFSG an annual distribution fee of up to 0.90%, which includes a service fee of 0.25%.

Because the Funds have 12b-1 Plans, even though Class B and Class C shares do not carry an up-front sales load, the higher distribution and service fees payable by those shares may, over time, be higher than the total fees paid by owners of Class A and Class M shares.

OTHER EXPENSES. In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, and the compensation of Trustees who are not affiliated with IDEX. Most Fund expenses are allocated proportionately among all of the outstanding shares of IDEX.

PURCHASING SHARES

IDEX and AFSG reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment is effected through a U.S. bank) generally will not be accepted. IDEX reserves the right to waive minimum investment amounts.

CHOOSING A SHARE CLASS. IDEX offers five shares classes for the Funds, Class A, Class B, Class C, Class L and Class M. Effective November 11, 2002, Class C and Class M were closed to new investors. Class A shares has an initial sales charge of 5.50%, in most cases, and an annual 12b-1 fee of 0.35%; Class B has no up-front sales charge, a deferred sales charge starting at 5.00% if you sell in 6 years or less, and an annual 12b-1 fee of 1.00%; Class C has no up-front sales load and no deferred sales charge with an annual 12b-1 fee of 1.00%; Class L has a 1.00% up-front sales load, with an annual 1.00% 12b-1 fee and a contingent deferred sales charge of 2% if redeemed during the first 12 months of purchase, and 1% if redeemed during the second 12 months of purchase; and Class M has an initial sales charge of 1.00% with a deferred sales charge of 1.00% if you sell in the first 18 months, and an annual 12b-1 fee of 0.90%.

PRICE OF SHARES. When you buy shares, you pay Net Asset Value ("NAV") plus any applicable sales charge. When you sell your shares, you receive NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

DETERMINATION OF NET ASSET VALUE. The NAV per share of each Fund is computed as of the close of regular trading hours on the New York Stock Exchange (normally 4 p.m. Eastern time) on days when the Exchange is open. The Exchange is open Monday through Friday, except on observation of the following holidays: generally New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund's NAV is generally based upon the market value of securities held in the Fund's portfolio. If market prices are not available, the fair value of securities is determined using procedures approved by the IDEX Board of Trustees.

AUTOMATIC INVESTMENT PLAN. With an Automatic Investment Plan ("AIP"), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Call or write IDEX Customer service to establish an AIP.


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                                       19

--------------------------------------------------------------------------------

MINIMUM ACCOUNT BALANCE. IDEX reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $500 . If your balance is below $250 due to redemptions, your account will be charged a fee and be liquidated; any applicable contingent deferred sales charge ("CDSC") will be deducted, and a check will be mailed to you.

EXECUTION OF REQUESTS. Purchase and sale requests are executed at the NAV next determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper order form when all of the required steps set forth in the IDEX prospectus under the section "Shareholder Information" have been completed. If you purchase by wire, however, the order will be deemed to be in proper order after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely manner. If an order or payment is received after the close of regular trading on the New York Stock Exchange (normally, 4:00pm Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. IDEX does not issue share certificates on behalf of its FUNDS.

TELEPHONE ORDERS. IDEX and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. IDEX and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following such transaction. If IDEX and its Transfer Agent do not employ these procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. To enjoy this privilege, you must establish the privilege in advance, when you open your account, or by adding this feature to your existing account.

EXCHANGE PRIVILEGES AND RESTRICTIONS. An exchange privilege is available. You may exchange $500 or more of one fund for shares in the same class of another fund. Any CDSC will be calculated from the date that you purchased your original shares. Exchange requests may be made in writing to the Transfer Agent or by calling IDEX Customer Service at (888) 233-4339. IDEX does not permit market timing or excessive trading and has adopted special policies to discourage these activities.

HOW TO REDEEM SHARES

Shares of the Funds will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day that the New York Stock Exchange is open for business. Payment by bank wire is subject to a $10 service fee, in addition to the fees your bank may charge.

SYSTEMATIC WITHDRAWAL PLAN. You can establish a Systematic Withdrawal Plan ("SWP") either at the time you open your account or at a later date. Call IDEX Customer Service at (888) 233-4339 for assistance. You must have a minimum account balance of $10,000 for this privilege.

PAYMENTS. Payments to shareholders for shares redeemed or repurchased ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. To request payment, you may also call IDEX Customer Service at (888) 233-4339 and make your request using the automated IDEX In-TouchSM system, by person-to-person, or by accessing your account on the internet. Maximum amount per day is the lesser of your available balance or $50,000.

The proceeds of your redemption may be paid by check, or by direct deposit to your bank. Shares will normally re redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER --ATFA and IDEX have entered into an agreement on behalf of Acquiring Fund wherein ATFA has agreed to provide investment advisory, statistical and research services to the Fund, supervise and arrange for the purchase and sale of securities on behalf of the Fund, and provide for the maintenance and compilation of records pertaining to the sub-advisory function. The agreement can be terminated by the IDEX Board upon 60 days written notice. Investment management fees are computed and accrued daily and paid monthly. For the year ended October 31, 2001, Acquiring Fund paid investment management fees of $9,000 to ATFA.

ATFA has overall responsibility for the management of the Funds. However, subject to the supervision of the IDEX Board, ATFA may hire sub-advisers to assist with management of the funds.


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                                       20

--------------------------------------------------------------------------------

PARENT COMPANY INFORMATION -- ATFA is a wholly-owned indirect subsidiary of Western Reserve Life Assurance Co. of Ohio ("Western Reserve"); Western Reserve is a wholly-owned indirect subsidiary of First AUSA Life Insurance Company ("First AUSA"); and First AUSA is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

ADMINISTRATIVE AGENT --AEGON/Transamerica Fund Services, Inc. ("ATFS") acts as the administrative agent for IDEX and, as such, performs administrative functions and the bookkeeping, accounting and pricing functions for the Funds. (Prior to July 1, 2002, AFSG provided administrative services to the Fund.) For these services, ATFS receives reimbursement from IDEX on behalf of the Funds on a cost incurred basis.

SHAREHOLDER SERVICING AGENT (TRANSFER AGENT) - AEGON/Transamerica Investor Services, Inc ("ATIS") acts as the transfer agent for the Funds. (Prior to September 26, 2002, the transfer agent was named Idex Investor Services, Inc.) As such, ATIS performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent. For these services, ATIS receives an annual per-account charge of $15.39 for each of its shareholder accounts in existence, $2.73 for each new account opened, and $1.63 for each closed account.

FUND TRANSACTIONS --Decisions as to the assignment of fund business for each Fund and negotiation of commission rates are made by the respective Fund's sub-adviser, whose policy is to obtain the "best execution" (prompt and reliable execution at a favorable security price) of all Fund transactions. The Advisory Agreement and Sub-Advisory Agreement for each Fund specifically provide that in placing portfolio transactions for a Fund, the Fund's sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934.

In selecting brokers and dealers and in negotiating commissions, a Fund's sub-adviser considers a number of factors, including but not limited to:

       The sub-adviser's knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;
       The nature of the security being traded;
       The size and type of the transaction;
       The nature and character of the markets for the security to be purchased or sold;
       The desired timing of the trade;
       The activity existing and expected in the market for the particular security;
       The quality of the execution, clearance and settlement services; Financial stability;
       The existence of actual or apparent operational problems of any broker or dealer; and
       Research products and services provided.

In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser.

A sub-adviser may also consider the sale or recommendation of a Fund's shares by a broker or dealer to its customers as a factor in the selection of brokers or dealers to execute portfolio transactions. In placing portfolio business with brokers or dealers, a sub-adviser will seek the best execution of each transaction, and all such brokerage placement must be consistent with the Conduct Rules of the National Association of Securities Dealers, Inc.


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                                       21

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DIVIDENDS, DISTRIBUTIONS & TAXES

DIVIDENDS AND DISTRIBUTIONS. IDEX generally distributes most or all of its net earnings in the form of dividends. IDEX pays dividends and capital gains, if any, annually. Dividends and distributions will be determined on a class basis.

Any dividends and distributions paid by IDEX will be automatically reinvested in additional shares of the respective class of the Fund, unless you elect to receive dividends in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of payment. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on a Class A, B, C, L and M shares in a fund invested into another fund in the same share class.

- FEDERAL TAXES. The Funds qualified, and expect to continue to qualify, as regulated investment companies under the Internal Revenue Code. As a regulated investment company, a fund is not subject to federal income tax on ordinary income and capital gains, if any, that it distributes to its shareholders.

         Fund distributions are taxable as ordinary income to the extent they are attributable to a Fund's net investment income, certain net realized foreign exchange gains, and net short-term capital gains. They are taxable as long-term capital gains (at the federal maximum rate of 20%) to the extent they are attributable to the Fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been a shareholder in a Fund and whether you elect to reinvest distributions or receive cash. Certain distributions paid by a Fund in January may be taxable to shareholders as if they were received on the prior December 31.
-
         As of October 31, 2001, IDEX Gabelli Global Growth had capital loss carryforwards totaling $3,704,995, expiring on October 31, 2009. IDEX American Century International had capital loss carryforwards totaling $4,497,319 expiring on October 31, 2009. The utilization of tax capital loss carryforwards from Acquired Fund may be limited.
-
- You should rely on your own tax adviser for advice about particular federal, state and local tax consequences of investing in mutual funds.


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                                       22

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                     FINANCIAL HIGHLIGHTS FOR ACQUIRING FUND
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The financial highlights table is intended to help you understand Acquiring Fund's financial performance for its shares for each period shown. No information is shown for Class L shares, which did not commence operations until after the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information through October 31, 2001 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the IDEX financial statements, are included in the IDEX Annual Report, which is available upon request. The information for the period ended 4/30/02 is unaudited and is included in the IDEX Semi-Annual Report, which is also available upon request.

FINANCIAL HIGHLIGHTS

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:
                          -------------  ------------------------------------------------------------------------------------------
                                                     INVESTMENT OPERATIONS                             DISTRIBUTIONS
                           NET ASSET
               Year or       VALUE,             NET         NET REALIZED                   FROM NET     FROM NET
               Period      BEGINNING        INVESTMENT     AND UNREALIZED    TOTAL        INVESTMENT    REALIZED        TOTAL
                Ended      OF PERIOD       INCOME (LOSS)    GAIN (LOSS)    OPERATIONS       INCOME    CAPITAL GAINS DISTRIBUTIONS
                          -------------  ----------------------------------------------  ------------------------------------------
IDEX AMERICAN CENTURY
INTERNATIONAL
   Class A   04/30/2002(5)     $  8.38            $ (0.01)       $   0.23     $   0.22         $    -       $     -        $     -

             10/31/2001(5)       12.76                0.05         (3.05)       (3.00)              -        (1.38)         (1.38)

             10/31/2000          12.85                0.05           0.35         0.40              -        (0.49)         (0.49)

             10/31/1999          10.77                0.03           2.05         2.08              -             -              -

             10/31/1998          10.57                0.07           0.20         0.27         (0.07)             -         (0.07)

             10/31/1997          10.00                0.07           0.50         0.57              -             -              -
-----------------------------------------------------------------------------------------------------------------------------------
   Class B   04/30/2002(5)        8.15                               0.23
                                                    (0.04)                        0.19              -             -              -

             10/31/2001(5)       12.53              (0.02)         (2.98)       (3.00)              -        (1.38)         (1.38)

             10/31/2000          12.70              (0.03)           0.35         0.32              -        (0.49)         (0.49)

             10/31/1999          10.71              (0.08)           2.05         1.97              -             -              -

             10/31/1998          10.52                   -           0.20         0.20         (0.01)             -         (0.01)

             10/31/1997          10.00                0.02           0.50         0.52              -             -              -
-----------------------------------------------------------------------------------------------------------------------------------
   Class C   04/30/2002(5)        8.15                               0.23
                                                    (0.04)                        0.19              -             -              -

             10/31/2001(5)       12.53              (0.02)         (2.98)       (3.00)              -        (1.38)         (1.38)

             10/31/2000          12.70              (0.03)           0.35         0.32              -        (0.49)         (0.49)
-----------------------------------------------------------------------------------------------------------------------------------
   Class M   04/30/2002(5)        8.18                               0.23
                                                    (0.03)                        0.20              -             -              -

             10/31/2001(5)       12.57              (0.01)         (3.00)       (3.01)              -        (1.38)         (1.38)

             10/31/2000          12.73              (0.02)           0.35         0.33              -        (0.49)         (0.49)

             10/31/1999          10.72              (0.04)           2.05         2.01              -             -              -

             10/31/1998          10.53                0.01           0.20         0.21         (0.02)             -         (0.02)

             10/31/1997          10.00                0.03           0.50         0.53              -             -              -


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                ------------- ------------------------- ---------------------------------------------------------
                                                                                        RATIOS/SUPPLEMENTAL DATA
                                                                                                         NET INVESTMENT
                                                               NET        RATIO OF EXPENSES TO
                                                             ASSETS,   AVERAGE NET ASSETS (1)(3)
                                 NET ASSET                   END OF                                INCOME (LOSS)     PORTFOLIO
                     Year or     VALUE, END      TOTAL       PERIOD      EXCLUDING                TO AVERAGE NET   TURNOVER RATE
                   Period Ended  OF PERIOD     RETURN (2)    (000'S)      CREDITS      GROSS      ASSETS (1) (3)        (4)



IDEX AMERICAN CENTURY INTERNATIONAL

        Class A    04/30/2002(5)     $  8.60         2.59%    $  7,786        1.13%        2.77%           0.32%         131.98%

                   10/31/2001(5)        8.38       (26.43)       5,209         1.55         2.77            0.47          128.78

                    10/31/2000         12.76          2.74       6,977         1.62         3.56            0.09          108.37

                    10/31/1999         12.85         19.12       4,902         1.90         3.53          (0.16)           71.70

                    10/31/1998         10.77          2.58       4,981         2.03         4.22          (0.21)           50.01

                    10/31/1997         10.57          5.70       3,076         1.70         8.93            0.19           21.85
---------------------------------------------------------------------------------------------------------------------------------
        Class B    04/30/2002(5)        8.34          2.29       6,827         1.78         3.42          (0.33)          131.98

                   10/31/2001(5)        8.15       (26.96)       5,003         2.20         3.42          (0.18)          128.78

                    10/31/2000         12.53          2.09       4,407         2.27         4.21          (0.56)          108.37

                    10/31/1999         12.70         18.45       1,527         2.55         4.18          (0.81)           71.70

                    10/31/1998         10.71          1.89       1,198         2.68         4.87          (0.86)           50.01

                    10/31/1997         10.52          5.20         589         2.35         9.58          (0.45)           21.85
---------------------------------------------------------------------------------------------------------------------------------
        Class C    04/30/2002(5)        8.34          2.29       1,632         1.78         3.42          (0.33)          131.98

                   10/31/2001(5)        8.15       (26.96)         938         2.20         3.42          (0.18)          128.78

                    10/31/2000         12.53          2.09         629         2.27         4.21          (0.56)          108.37
---------------------------------------------------------------------------------------------------------------------------------
        Class M    04/30/2002(5)        8.38          2.34       1,148         1.68         3.32          (0.23)          131.98

                   10/31/2001(5)        8.18       (26.88)         872         2.10         3.32          (0.08)          128.78

                    10/31/2000         12.57          2.19         840         2.17         4.11          (0.46)          108.37

                    10/31/1999         12.73         18.55         480         2.45         4.08          (0.71)           71.70

                    10/31/1998         10.72          1.99         397         2.58         4.77          (0.76)           50.01

                    10/31/1997         10.53          5.30         399         2.25         9.48          (0.35)           21.85

  Notes to Financial Highlights

  (1)   Ratio of Expenses to Average Net Assets shows:
        Excluding Credits (net expense ratio which is total expenses less fee waivers and reimbursements by the investment adviser). Gross (total expenses not taking into account fee waivers and reimbursements by the investment adviser or affiliated brokerage and custody earnings credits, if any).

  (2) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase for Class A or Class C shares. Periods of less than one year not annualized.

  (3) Periods of less than one year are annualized. The Ratio of Net Investment Income (Loss) to Average Net Assets is based upon Net Investment Income (Loss) prior to certain reclassifications as discussed in Note 1 of the Notes to the Financial Statements.

  (4)   Periods of less than one year are not annualized.

  (5) Calculated based on average number of shares outstanding during the period.

The notes to the financial statements are an integral part of these statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   APPENDIX A

                       AGREEMENT & PLAN OF REORGANIZATION


THIS AGREEMENT & PLAN OF REORGANIZATION (the "Plan") is made as of the 8th day of October, 2002 by IDEX Mutual Funds (the "Company") with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of IDEX American Century International (the "Acquiring Fund") and IDEX Gabelli Global Growth (the "Acquired Fund"), separate series of the Company.

This Plan is intended to be, and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of Acquired Fund to Acquiring Fund in exchange solely for Class A, Class B, Class C, Class L and Class M voting shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares"), the assumption by Acquiring Fund of all liabilities of Acquired Fund, and the distribution of Acquiring Fund Shares to the shareholders of Acquired Fund in complete liquidation of Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Company is an open-end, registered investment management company and Acquired Fund owns securities which generally are assets of the character in which Acquiring Fund is permitted to invest.

WHEREAS, the Trustees of the Company have determined that the exchange of all of the assets of Acquired Fund for Acquiring Fund Shares, and the assumption of all liabilities of Acquired Fund by Acquiring Fund, is in the best interests of Acquiring Fund and its shareholders, and that the interests of the existing shareholders of Acquiring Fund would not be diluted as a result of this transaction.

WHEREAS, the Trustees of the Company have determined, with respect to Acquired Fund, that the exchange of all of the assets of Acquired Fund for Acquiring Fund Shares, and the assumption of all liabilities of Acquired Fund by Acquiring Fund, is in the best interests of Acquired Fund and its shareholders, and that the interests of the existing shareholders of Acquiring Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the Company, on behalf of Acquiring Fund and Acquired Fund separately, hereby covenants and agrees to the following terms and conditions:

1. TRANSFER OF ASSETS OF ACQUIRED FUND TO ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF ACQUIRED FUND

       1.1 Subject to the requisite approval of the shareholders of Acquired Fund and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company will transfer all of Acquired Fund's assets, as set forth in paragraph 1.2, to Acquiring Fund, and Acquiring Fund agrees in exchange therefore: (i) to deliver to Acquired Fund the number of full and fractional Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares determined by dividing the value of Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of Acquired Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

       1.2 The assets of Acquired Fund to be acquired by Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

       1.3 Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. Acquiring Fund shall also assume all of the liabilities of Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its


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                                       25

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              investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and
              (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

       1.4 Immediately after the transfer of assets provided for in paragraph 1.1, Acquired Fund will distribute to Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, Acquiring Fund Shares of the same class received by Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to Acquired Fund's shares, by the transfer of Acquiring Fund Shares then credited to the account of Acquired Fund on the books of Acquiring Fund to open accounts on the share records of Acquiring Fund in the names of Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares to be so credited to Class A, Class B, Class C, Class L and Class M Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of Acquired Fund shares of the corresponding class owned by such shareholders on the Closing Date. All issued and outstanding shares of Acquired Fund will simultaneously be canceled on the books of Acquired Fund, although share certificates representing interests in shares of each class of Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

       1.5 Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Shares of Acquiring Fund will be issued in the manner described in Acquiring Fund's then-current prospectus and statement of additional information.

       1.6 Any reporting responsibility of Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Acquired Fund.

2.     VALUATION

       2.1 The value of Assets shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the then-current prospectus and statement of additional information, and valuation procedures established by the Company's Board of Trustees.

       2.2 The net asset value of a Class A, Class B, Class C, Class L or Class M Acquiring Fund Share shall be the net asset value per share computed with respect to that class on the Valuation Date as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the then-current prospectus or statement of additional information with respect to Acquiring Fund, and valuation procedures established by the Company's Board of Trustees.

       2.3 The number of Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for Acquired Fund's assets shall be determined by dividing the value of the net assets with respect to Class A, Class B, Class C, Class L and Class M shares of Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the corresponding class of Acquiring Fund Share, determined in accordance with paragraph 2.2.

       2.4 All computations of value shall be made by Acquired Fund's designated record keeping agent, and shall be subject to review by the independent certified public accountants for IDEX.

3.     CLOSING AND CLOSING DATE

       3.1 The Closing Date shall be February 28, 2003, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company or at such other time and/or place as the parties will agree.


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                                       26

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       3.2    The Company shall direct Investors Bank & Trust Company, as custodian for Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to Acquiring Fund within two business days prior to or on the Closing Date, and
              (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by Acquired Fund as of the Closing Date for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Acquired Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act") as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund.

       3.3 AEGON/Transamerica Investor Services, Inc., as transfer agent for Acquired Fund (the "Transfer Agent"), shall deliver, on behalf of Acquired Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, Class L and Class M shares owned by each such shareholder immediately prior to the Closing.

       3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of Acquiring Fund or Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Company, accurate appraisal of the value of the net assets of Acquiring Fund or Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.     REPRESENTATIONS AND WARRANTIES

       4.1 The Company, on behalf of Acquired Fund, represents and warrants to Acquiring Fund as follows:

              (a) Acquired Fund is duly organized as a series of the Company, which is a business trust duly organized and validly existing under the laws of the State of Massachusetts, with power under the Company's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

              (b) The Company is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

              (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act, and such as may be required by state securities laws;

              (d) The current prospectus and statement of additional information of Acquired Fund and each prospectus and statement of additional information of Acquired Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

              (e) On the Closing Date, the Company, on behalf of Acquired Fund will have good and marketable title to the Assets to be transferred to Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Company, on behalf of Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to Acquiring Fund;


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                                       27

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              (f)   Acquired Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in
                    (i) a material violation of the Company's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of Acquired Fund, is a party or by which it is bound;

              (g) material contracts or other commitments (other than this Plan) that will be terminated with liability to it prior to the Closing Date;

              (h) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

              (i) The Statement of Assets and Liabilities, including the Schedule of Investments, at October 31, 2001 of Acquired Fund, and the Statements of Operations and of Changes in Net Assets and the Financial Highlights for the periods then ended, have been audited by PricewaterhouseCoopers LLP, independent certified public accountants. Such statements are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to Acquiring
                    Fund) present fairly, in all material respects, the financial condition of Acquired Fund as of such date;

              (j) Since October 31, 2001 there has been no material adverse change in Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund due to declines in market values of securities in Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of Acquired Fund shall not constitute a material adverse change;

              (k) On the Closing Date, all Federal and other tax returns and reports of Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

              (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

              (m) All issued and outstanding shares of Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of Acquired Fund, as provided in paragraph 3.3. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of Acquired Fund, nor is there outstanding any security convertible into any of Acquired Fund shares;


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                                       28

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              (n)   The execution and performance of this Plan will have been
                    duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Company, on behalf of Acquired Fund, and, subject to the approval of the shareholders of Acquired Fund, this Plan will constitute a valid and binding obligation of Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

              (o) The information to be furnished by Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

       4.2 The Company, on behalf of Acquiring Fund, represents and warrants to Acquired Fund as follows:

              (a) Acquiring Fund is duly organized as a series of the Company, which is a business trust duly organized and validly existing under the laws of the State of Massachusetts, with power under the Company's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

              (b) The Company is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of Acquiring Fund, are in full force and effect;

              (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

              (d) The current prospectus and statement of additional information of Acquiring Fund and each prospectus and statement of additional information of Acquiring Fund used at all times prior to the date of the Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

              (e) On the Closing Date, the Company, on behalf of Acquiring Fund, will have good and marketable title to Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which Acquired Fund has received notice and necessary documentation at or prior to the Closing;

              (f) Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in
                    (i) a material violation of the Company's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Acquiring Fund, is a party or by which it is bound;

              (g) Except as otherwise disclosed in writing to and accepted by Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

              (h) The Statement of Assets and Liabilities, including the Schedule of Investments, at October 31, 2001 of the Acquiring Fund, and the Statement of Operations and of Changes in Net Assets and the Financial Highlights for the periods then ended, have been audited by PricewaterhouseCoopers LLP, independent certified public accountants. Such statements are in accordance with GAAP consistently


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                                       29

--------------------------------------------------------------------------------

                    applied, and such statements (copies of which have been furnished to Acquired Fund) present fairly, in all material respects, the financial condition of Acquiring Fund as of such date;

              (i) Since October 31, 2001, there has not been any material adverse change in Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of Acquiring Fund due to declines in market values of securities in Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of Acquiring Fund, shall not constitute a material adverse change;

              (j) On the Closing Date, all Federal and other tax returns and reports of Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

              (k) For each taxable year of its operation, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

              (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

              (m) The execution, delivery and performance of this Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Company on behalf of Acquiring Fund and this Plan will constitute a valid and binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

              (n) Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the account of Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Company;

              (o) The information to be furnished by Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

              (p) That insofar as it relates to Company or Acquiring Fund, the Registration Statement relating to Acquiring Fund Shares issuable hereunder, and the proxy materials of Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.


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                                       30
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5.     COVENANTS OF ACQUIRING FUND AND ACQUIRED FUND

       5.1 Acquiring Fund and Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

       5.2 Acquired Fund will call a meeting of shareholders of Acquired Fund to consider and act upon this Plan and to take all other actions necessary to obtain approval of the transactions contemplated herein.

       5.3 To the extent required by applicable law, the Company will call a meeting of the shareholders of Acquired Fund to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

       5.4 Acquired Fund covenants that the Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

       5.5 Acquired Fund will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund shares.

       5.6 Subject to the provisions of this Plan, Acquiring Fund and Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

       5.7 As soon as is reasonably practicable after the Closing, Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares received at the Closing.

       5.8 Acquiring Fund and Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

       5.9 The Company, on behalf of Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company, on behalf of Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company, on behalf of Acquiring Fund's, title to and possession of Acquiring Fund's shares to be delivered hereunder, and (b) the Company, on behalf of Acquiring Fund's, title to and possession of all of the assets and otherwise to carry out the intent and purpose of this Plan.

       5.10 Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

       The obligations of the Company, on behalf of Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

       6.1 All representations and warranties of the Company, on behalf of Acquiring Fund, and the Company contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

       6.2 The Company, on behalf of Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company, on behalf of Acquiring Fund, on or before the Closing Date; and

       6.3 Acquired Fund and Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.


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                                       31

--------------------------------------------------------------------------------

7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

       The obligations of the Company, on behalf of Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Company's election, to the performance by Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

       7.1 All representations and warranties of the Company, on behalf of Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

       7.2 The Company, on behalf of Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company, on behalf of Acquired Fund, on or before the Closing Date;

       7.3 The Company, on behalf of Acquired Fund and Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

       7.4 Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.     FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND
       ACQUIRED FUND

       If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Company, on behalf of Acquired Fund or Acquiring Fund, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

       8.1 The Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of Acquired Fund in accordance with the provisions of the Company's Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund. Notwithstanding anything herein to the contrary, Company, on behalf of Acquiring Fund or Acquired Fund, may not waive the conditions set forth in this paragraph 8.1;

       8.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

       8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Acquiring Fund or Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

       8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

       8.5 Dechert shall deliver an opinion addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert determines that the transaction contemplated by this Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not waive the condition set forth in this paragraph 8.5.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.     BROKERAGE FEES AND EXPENSES

       9.1 The Company, on behalf of Acquiring Fund, represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

       9.2 The expenses relating to the proposed Reorganization will be paid by the Investment Adviser, AEGON/Transamerica Fund Advisers, Inc. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing Acquiring Fund's prospectus and Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting.

10.    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

       The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of Acquired Fund and Acquiring Fund in sections 9.1 and 9.2 shall survive the Closing.

11.    TERMINATION

       This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

12.    AMENDMENTS

       This Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Company; provided, however, that following any meeting of the shareholders called by the Company, on behalf of Acquired Fund, pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Plan to the detriment of such shareholders without their further approval.

13.    HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

       13.1 The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

       13.2 This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original.

       13.3 This Plan shall be governed by and construed in accordance with the laws of the State of Massachusetts without regard to its principles of conflicts of laws.

       13.4 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

       13.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only property of Acquired Fund, as provided in the Declaration of Trust of the Company. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Company, on behalf of Acquired Fund and Acquiring Fund, has caused this Plan to be approved and executed by its President.

                                   IDEX Mutual Funds

                                   By:
                                      ------------------------------------------
                                   Name:   Brian C. Scott
                                   Title:  President and Chief Executive Officer


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                                       33

--------------------------------------------------------------------------------

                                   APPENDIX B

IDEX AMERICAN CENTURY INTERNATIONAL (4/30/02)
(formerly IDEX International Equity)

OBJECTIVE/FOCUS
Growth of capital through investments in stocks of growing foreign companies.

MARKET ENVIRONMENT
There was mounting evidence during the period that a global economic recovery is under way, and numerous surveys showed increased confidence among businesses and consumers. On the other hand, some executives continued to be restrained in their outlook for growth and profits, and concern over corporate accounting practices rattled investors.

In the midst of an improving economic climate, eight of IDEX American Century International's sector concentrations added to performance, including consumer cyclical and financial, the two largest sector stakes.

PERFORMANCE
For the six-months ended April 30, 2002, IDEX American Century International underperformed its benchmark, the Morgan Stanley Capital International EAFE Index ("EAFE"). Please refer to the Performance Table for additional information.

STRATEGY REVIEW
With signs of recovery increasing, and more economically sensitive companies poised to rebound, IDEX American Century International increased its weighting in the consumer cyclical sector. The move paid off, as the sector turned in the fund's best performance, and the increased weighting - along with superior stock selection - resulted in outperformance.

Within the diverse consumer cyclical sector, the fund's overweight holdings in the motor vehicles and parts industry led the advance. The industry benefited from continued strength in automobile sales, particularly from South Korea's Hyundai Motor Company, Ltd. The consumer durables industry, especially makers of electronic products, also advanced and beat the benchmark. Department stores also boosted the fund - and outperformed the EAFE - as consumers continued to demonstrate their resilience.

IDEX American Century International's energy holdings advanced as oil prices increased, partly because of ongoing tension in the Middle East's oil-producing regions, but also because a global economic recovery should increase demand for oil. The fund's overweight holdings in the oil services industry registered one of the period's top performances, led by Italy's Ente Nazionale Idrocarburi, Europe's fourth largest oil company and a leader in the European natural gas market. The energy reserves and production industry were also among the standouts. Despite its underweight position, the energy sector registered the second-best performance against the EAFE, thanks to effective stock selection.

Financial holdings, which make up the fund's largest sector stake, contributed on an absolute basis, with banks leading the advance. South Korea's Kookmin Bank and the Royal Bank of Scotland Group were among the period's top-contributing securities. Both benefited from low interest rates, which stimulated borrowing among consumers. Holdings among financial services firms and asset managers retreated, partly because nervousness over corporate accounting practices affected investor confidence. Property and casualty insurance holdings retreated, although IDEX American Century International's holdings outperformed the EAFE. The fund's financial holdings slightly lagged the EAFE, partly because of an underweight position in banks.
The telecommunications sector turned in the worst absolute performance, mostly because the wireless telecommunications industry continues to be dogged by concerns over subscriber growth and bogged down by debt. The United Kingdom's Vodafone Group was among the phone service providers declining during the period. Finnish phone maker Nokia Corp. also fell on concern over sales of handsets. But IDEX American Century International allocated fewer assets to the telecommunications sector than its benchmark, and the underweight position and effective stock selection resulted in the top performance against the EAFE.
IDEX American Century International's underweight health care holdings detracted from the fund. Pharmaceutical companies declined as investors moved money into more economically sensitive securities expected to benefit from an anticipated global recovery. Increasing competitive pressures on both branded and generic products hampered several pharmaceutical companies. Denmark's Novo Nordisk (eliminated from fund holdings by the end of the period) led declines among the fund's pharmaceutical makers due to weak European insulin sales.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OUTLOOK
IDEX American Century International's management team will continue to rigorously follow its highly disciplined and repeatable process of identifying and owning businesses demonstrating solid, sustainable growth.



Henrik Strabo
Mark S. Kopinski

Co-Fund Managers
American Century Investment Management, Inc.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
iShares S&P 500 Index Fund          4.5%
Royal Bank of Scotland Group        2.0%
BNP Paribas SA                      1.8%
Unicredito Italiano SpA             1.7%
Marks & Spencer Group PLC           1.5%

TOP FIVE COUNTRIES (% OF NET ASSETS)
United Kingdom                      19.3%
France                              13.6%
Japan                               10.1%
Switzerland                         6.5%
United States                       6.2%








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                                       35

--------------------------------------------------------------------------------

IDEX INTERNATIONAL EQUITY (10/31/01)
(formerly IDEX GE International Equity)

OBJECTIVE/FOCUS
Long-term growth of capital by investing primarily in the common stock and other equity securities of foreign issuers traded on overseas exchanges and foreign over-the-counter markets.

MARKET ENVIRONMENT
Uncertainty and volatility dominated international markets across the period. Obviously, the most significant event occurred September 11th, when terrorist attacks on the United States stunned the world's markets and further weakened an already faltering global economy. While global business declined in wake of the attacks, there's evidence that the stage is being set for a rebound. Central banks around the world have been easing credit at a fairly aggressive clip, led by the U.S. Federal Reserve. Lower interest rates should translate into improved balance sheets for businesses and consumers, which is likely to boost personal and corporate spending.

PERFORMANCE
For the fiscal year ended October 31, 2001, IDEX International Equity slightly underperformed its benchmark, the Morgan Stanley Capital International-EAFE Index. Please refer to the Performance Table on the next page for additional information.

STRATEGY REVIEW
Despite economic weakness, we continued to follow our disciplined, "bottom-up" investment process of searching for growing companies. Those moves resulted in non-cyclical consumer businesses becoming an important part of our strategy. Although the sector declined on an absolute basis, an overweighted position outperformed the index, due mostly to the stability demonstrated by food and beverage holdings. Investors often gravitate toward such firms during tough times because consumers are almost certain to continue buying "necessities" during a slowdown.
On the other hand, uncertainty hurt the financial sector. Companies exposed to reduced trading volume and declining assets, such as those providing financial services, retreated in the face of falling markets. Insurance companies declined following the terrorist attacks, although some were recovering as the period ended. The Royal and Sun Alliance Insurance Group was among those that fell. Having taken the fund over late in the year, we moved to increase the fund's exposure to the healthcare sector during the period, with special attention toward drug makers. The sector slightly underperformed the index, mostly because some pharmaceutical firms continue to face uncertainties in the regulatory and political arenas. Investors also continued to take profits in the sector after its run-up earlier in the year. But several drug makers advanced during the period, including Novo Nordisk, the Danish pharmaceutical company.

OUTLOOK
American Century's management team follows a long-held investment process that centers on finding individual companies demonstrating improving earnings growth. Even in times of weaker business conditions, our disciplined, repeatable approach points us to pockets of acceleration throughout the global economy. As always, our job is to ensure that the fund is filled with businesses showing strong, sustainable growth.

Henrik Strabo
Mark Kopinski

Co-Fund Managers
American Century Investment Management, Inc.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Novo Nordisk A/S                    3.4%
Koninklijke Ahold NV                3.3%
Aventis SA                          3.3%
GlaxoSmithKline PLC ADR             3.0%
Tyco International, Ltd.            2.7%

TOP FIVE COUNTRIES (% OF NET ASSETS)
United Kingdom                      31.7%
France                              12.3%
Japan                               11.3%
Netherlands                         6.4%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

IDEX AMERICAN CENTURY INTERNATIONAL (10/31/01)

OBJECTIVE/FOCUS
Growth of capital through investments in stocks of growing foreign companies.

MARKET ENVIRONMENT
IDEX American Century International commenced operations on April 2, 2001. Since then, uncertainty and volatility have dominated international markets. Obviously, the most significant event occurred September 11th, when terrorist attacks on the United States stunned the world's markets and further weakened an already faltering global economy.
While global business declined in wake of the attacks, there's evidence that the stage is being set for a rebound. Central banks around the world have been easing credit at a fairly aggressive clip, led by the U.S. Federal Reserve. Lower interest rates should translate into improved balance sheets for businesses and consumers, which is likely to boost personal and corporate spending.

PERFORMANCE
From its inception through October 31, 2001, IDEX American Century International underperformed its benchmark, the Morgan Stanley Capital International-EAFE Index. Please refer to the Performance Table on the next page for additional information.

STRATEGY REVIEW
Weaker business conditions led to declines in all sectors during the period, although holdings in several industries helped bolster the fund's performance. On a geographical basis, France, Bermuda, and Hong Kong were the top contributing countries relative to the index, while Japan, Germany, and the Netherlands were the biggest detractors.
Despite economic weakness, we continued to follow our disciplined, "bottom-up" investment process of searching for growing companies. Those moves resulted in non-cyclical consumer businesses becoming the fund's third-largest sector stake during the period. Although the sector declined on an absolute basis, the overweight position outperformed the index, due mostly to the stability demonstrated by food and beverage holdings. Those companies represented our second-largest industry stake. Investors often gravitate toward such firms during tough times because consumers are almost certain to continue buying "necessities" during a slowdown, a tendency that made British American Tobacco one of the period's top-contributing securities.
On the other hand, uncertainty hurt the financial sector. Companies exposed to reduced trading volume and declining assets, such as those providing financial services, retreated in the face of falling markets. Insurance companies declined following the terrorist attacks, although some were recovering as the period ended. The Royal and Sun Alliance Insurance Group was among those that fell.
We increased our position in the healthcare sector during the period, with drug makers becoming the fund's largest industry stake. The sector slightly underperformed, mostly because some pharmaceutical firms continue to face uncertainties in the regulatory and political arenas. Investors also continued to take profits in the sector after its run-up earlier in the year. But several drug makers advanced during the period, including Novo Nordisk, the Danish pharmaceutical company.
Technology turned in the best performance relative to the index for us, mostly due to our underweighted position. However, the fund's underweighted position in telecommunications hindered performance during the period.

OUTLOOK
IDEX American Century International's management team follows a long-held investment process that centers on finding individual companies demonstrating improving earnings growth. Even in times of weaker business conditions, our disciplined, repeatable approach points us to pockets of acceleration throughout the global economy. As always, our job is to ensure that the fund is filled with businesses showing strong, sustainable growth.

Henrik Strabo
Mark S. Kopinski

Co-Fund Managers
American Century Investment Management, Inc.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)     TOP FIVE COUNTRIES (% OF NET ASSETS)
Novo Nordisk A/S         3.5%               United Kingdom            30.4%
Koninklijke Ahold NV     3.5%               France                    11.6%
Aventis SA   3.4%                           Japan                     10.7%
GlaxoSmithKline PLC ADR         3.2%        Netherlands               7.2%
Tyco International, Ltd. 2.8%               Switzerland               6.1%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   APPENDIX C

As of November 15, 2002 the following persons owned beneficially, or of record, 5% or more of the outstanding shares of Acquiring Fund:

            -----------------------------------------------------------------------------------------------------------------
                                                                 % OF ACQUIRING FUND                % OF ACQUIRING FUND
            NAME AND ADDRESS                                    BEFORE REORGANIZATION               AFTER REORGANIZATION
            -----------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------

As of November 15, 2002, the following persons owned of record 5% or more of the outstanding shares of Acquired Fund:

            -----------------------------------------------------------------------------------------------------------------
                                                             % OF ACQUIRED FUND BEFORE           % OF ACQUIRED FUND AFTER
            NAME AND ADDRESS                                        REORGANIZATION                     REORGANIZATION
            -----------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------










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                                       38

--------------------------------------------------------------------------------

                                IDEX MUTUAL FUNDS

                           IDEX GABELLI GLOBAL GROWTH

        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS on February 12, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) John K. Carter and Thomas R. Moriarty or either one of them, proxies, with full power of substitution, to vote all shares of IDEX Gabelli Global Growth (the " Acquired Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of IDEX Mutual Funds at 570 Carillon Parkway, St. Petersburg, Florida 33716, on February 12, 2003 at 11:30 a.m., local time, and at any adjournment thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Please indicate your vote by an "x" in the appropriate box below.

PROXY VOTING INSTRUCTIONS

IDEX Mutual Funds encourages all shareholders to vote their proxies. We now provide the following convenient methods of voting:

1. PROXY CARD: Complete, sign, date and return the proxy card attached below in the enclosed postage-paid envelope; or INSTEAD vote by

2.     TELEPHONE;

3.     INTERNET; or

4.     FACSIMILE

by following the enclosed instructions. If you choose to vote by telephone, via the Internet or by facsimile, DO NOT return your proxy card, unless you later decide to change your vote.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1. To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of IDEX Gabelli Global Growth (the "Acquired Fund") by IDEX American Century International (the "Acquiring Fund") solely in exchange for shares of Acquiring Fund, followed by the complete liquidation of Acquired Fund.

                For             Against              Abstain
                [ ]               [ ]                  [ ]


This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.



-------------------------------------------        -----------------------------
Signature                                          Date

-------------------------------------------        -----------------------------
Signature (if held jointly)                        Date




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                                       39

--------------------------------------------------------------------------------

                                     PART B
                                IDEX Mutual Funds

--------------------------------------------------------------------------------

                       Statement of Additional Information
                                December 16, 2002

--------------------------------------------------------------------------------

Acquisition of the Assets and Liabilities of                      By and in Exchange for Shares of
IDEX Gabelli Global Growth (the "Acquired Fund")                  IDEX American Century International (the
570 Carillon Parkway, St. Petersburg, Florida 33716               "Acquiring Fund")
                                                                  570 Carillon Parkway, St. Petersburg, Florida
                                                                  33716

This Statement of Additional Information is available to the shareholders of Acquired Fund in connection with a proposed transaction whereby all of the assets and liabilities of Acquired Fund will be transferred to Acquiring Fund in exchange for shares of Acquiring Fund.

This Statement of Additional Information of Acquiring Fund consists of this cover page, pro forma financial statements, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for IDEX Mutual Funds dated November 11, 2002.

2. The Financial Statements of Acquired Fund and Acquiring Fund as included in the IDEX Annual Report and the IDEX Semi-Annual Report filed on Form N-30D for the year ended October 31, 2001 and the fiscal period ended April 30, 2002, Registration No. 033-02659 (Annual Report filed December 28, 2001 and Semi-Annual Report filed June 27, 2002).

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated December 16, 2002 relating to the reorganization of Acquired Fund may be obtained, without charge, by writing to IDEX Mutual Funds at 570 Carillon Parkway, St. Petersburg, Florida 33716 or calling (888) 233-4339. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.







--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
       April 30, 2002
       All numbers (except per share amounts) in thousands

                                                                  IDEX            IDEX
                                                                American        Gabelli
                                                                Century          Global                       Pro Forma
                                                             International       Growth       Adjustments       Fund
                                                             -----------------------------------------------------------
       ASSETS:
       Investment securities, at market value                      $ 17,208      $ 48,145         $    -       $ 65,353
       Repurchase agreements, at market value                             -         5,540              -          5,540
       Cash                                                             206            13              -            219
       Receivables:
         Investment securities sold                                     615         2,040              -          2,655
         Shares of beneficial interest sold                              28            51              -             79
         Interest                                                         -             -              -              -
         Dividends                                                       60            74              -            134
         Due from investment adviser                                     24             -              -             24
       Forward foreign currency contracts                                 1             2              -              3
       Other                                                              -             -              -              -

                                                             -----------------------------------------------------------
       Total Assets                                                  18,142        55,865              -         74,007
                                                             -----------------------------------------------------------

       LIABILITIES:
       Accounts payable:
         Investment securities purchased                                678            89              -            767
         Shares of beneficial interest redeemed                           7             -              -              7
       Accrued liabilities:
         Management and advisory fees                                     -             7              -              7
         Distribution fees                                               10            36              -             46
         Transfer agent fees and expenses                                25            34              -             59
       Forward foreign currency contracts                                 -             -              -              -
       Other                                                             29            38              -             67
                                                             -----------------------------------------------------------
       Total Liabilities                                                749           204              -            953
                                                             -----------------------------------------------------------
       Net Assets                                                  $ 17,393      $ 55,661         $    -       $ 73,054
                                                             ===========================================================

       NET ASSETS CONSIST OF:
       Shares of beneficial interest, unlimited shares
          authorized                                                21,960         72,891              -        94,851
       Undistributed net investment income (loss) or
         (distribution in excess of net investment income)             (49)          (379)             -          (428)
       Undistributed net realized gain (loss) from
          investments, futures/options contracts and foreign
          currency transactions                                     (5,635)       (13,135)             -       (18,770)
       Net unrealized appreciation (depreciation) of
          investments and translation of foreign denominated
          assets/liabilities                                         1,117         (3,716)             -        (2,599)

                                                             -----------------------------------------------------------
       Net Assets                                                  $ 17,393      $ 55,661         $    -       $ 73,054
                                                             -----------------------------------------------------------
       Investment securities, at cost                              $ 16,097      $ 57,401         $    -       $ 73,498
                                                             ===========================================================

       Net Assets: Class A                                          $ 7,786      $ 19,119         $    -       $ 26,905
       Net Assets: Class B                                            6,827        23,535              -         30,362
       Net Assets: Class C                                            1,632         9,121              -         10,753
       Net Assets: Class M                                            1,148         3,886              -          5,034
                                                             -----------------------------------------------------------
                                                                   $ 17,393      $ 55,661         $    -       $ 73,054
                                                             ===========================================================
       Outstanding Shares: Class A (a)                                  904         2,648          (425)          3,127
       Outstanding Shares: Class B (a)                                  818         3,295          (473)          3,640
       Outstanding Shares: Class C (a)                                  196         1,278          (185)          1,289
       Outstanding Shares: Class M (a)                                  137           543           (79)            601

       Net Asset Value: Class A                                     $  8.60       $  7.22                       $  8.60
       Net Asset Value: Class B                                     $  8.34       $  7.14                       $  8.34
       Net Asset Value: Class C                                     $  8.34       $  7.14                       $  8.34
       Net Asset Value: Class M                                     $  8.38       $  7.15                       $  8.38

       Offering Price: Class A                                      $  9.10       $  7.64                       $  9.10
       Offering Price: Class M                                      $  8.46       $  7.22                       $  8.46

       Amounts shown as " - " represent amounts that are zero or those that round to less than $1,000.

       See accompanying notes to unaudited pro forma financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   PRO FORMA STATEMENT OF OPERATIONS (Unaudited)
   For the twelve months ended April 30, 2002
   All numbers (except per share amounts) in thousands

                                                                IDEX American
                                                                   Century      IDEX Gabelli                   Pro Forma
                                                                International  Global Growth   Adjustments       Fund
                                                               -------------------------------------------------------------


   Investment Income:
   Interest                                                             $   36          $  93          $  -          $  129
   Dividends                                                               257            507             -             764
   Less withholding taxes on foreign dividends                            (27)           (31)             -            (58)

                                                               -------------------------------------------------------------
                                                                           266            569             -             835
                                                               -------------------------------------------------------------

   Expenses:
   Management and advisory fees (See Note 2)                               123            554            24             701
   Transfer agent fees and expenses                                        119            299             -             418
   Custody and accounting fees and expenses (b)                            179             87           (1)             265
   Registration fees                                                        96             60             -             156
   Trustees fees and expenses                                                -              2             -               2
   Audit fees and expenses (c)                                              20             11           (8)              23
   Other                                                                    25             71             -              96

   Distribution and service fees:
   Class A                                                                  23             62             -              85
   Class B                                                                  61            231             -             292
   Class C                                                                  13            102             -             115
   Class M                                                                  10             39             -              49

                                                               -------------------------------------------------------------
   Gross Expenses                                                          669          1,518            15           2,202

   Less fee waivers and reimbursements by the investment
      adviser (See Note 2)                                                (367)          (306)             8           (665)

                                                               -------------------------------------------------------------
   Net Expenses                                                            302          1,212            23           1,537
                                                               -------------------------------------------------------------


   Net Investment Income (Loss)                                           (36)          (643)          (23)           (702)
                                                               -------------------------------------------------------------

   Realized Gain (Loss) on Investments, Futures/Options
      Contracts and Foreign Currency Transactions:
   Net realized gain (loss) during the period on:
        Investments                                                    (5,207)       (12,612)             -        (17,819)
        Futures/options contracts                                            -            (7)             -             (7)
        Foreign currency transactions                                     (23)           (54)             -            (77)

                                                               -------------------------------------------------------------
                                                                       (5,230)       (12,673)             -        (17,903)
                                                               -------------------------------------------------------------

   Unrealized Gain (Loss) on Investments, Futures/Options
     Contracts and Foreign Currency Transactions:
   Net unrealized appreciation (depreciation) during the
     period on:
     Investments                                                         2,021        (1,444)             -             577
     Futures/options contracts                                               -              -             -               0
     Translation of assets and liabilities denominated in
     foreign currency                                                        -            (2)             -             (2)

                                                               -------------------------------------------------------------
                                                                         2,021        (1,446)             -             575
                                                               -------------------------------------------------------------

   Net Gain (Loss) on Investments, Futures/Options Contracts
     and Foreign Currency Transactions                                 (3,209)       (14,119)             -        (17,328)
                                                               -------------------------------------------------------------

   Net Increase (Decrease) in Net Assets Resulting from
     Operations                                                     $  (3,245)     $ (14,762)       $  (23)      $ (18,030)
                                                               =============================================================

   Amounts shown as " - " represent amounts that are zero or those that round to less than $1,000.

   See accompanying notes to unaudited pro forma financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                           FOR REORGANIZATION BETWEEN
       IDEX AMERICAN CENTURY INTERNATIONAL AND IDEX GABELLI GLOBAL GROWTH
                                 APRIL 30, 2002
                                   (UNAUDITED)



1.     General Information and Basis for Combination/Presentation

The accompanying unaudited pro forma financial statements are an integral part of the Proxy Statement/Prospectus within which they are contained and are presented to illustrate the effects of the proposed merger whereby IDEX American Century International (the "Acquiring Fund") would acquire substantially all of the assets and assume substantially all of the liabilities of IDEX Gabelli Global Growth (the "Target Fund") in exchange for Class A, B, C and M shares of the Acquiring Fund (in like proportion to the shares of the Target Fund on or about March 1, 2003). A full discussion of the proposed merger is described elsewhere in the Proxy Statement/Prospectus.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Target Fund for Class A, B, C and M shares of the Acquiring Fund will be treated and accounted for as a tax-free reorganization. The acquisition would be accomplished essentially by an acquisition of the net assets of the Target Fund in exchange for Class A, B, C and M shares of the Acquiring Fund at net asset value. The unaudited pro forma Schedule of Investments and the unaudited pro forma Statement of Assets and Liabilities have been prepared as though the acquisition had been effective on April 30, 2002. The unaudited pro forma Statement of Operations has been prepared as though the reorganization was effective on May 1, 2001 (the twelve months ended April 30, 2002).

The accompanying pro forma financial statements should be read in conjunction with the financial statements and Schedules of Investments of the Target Fund and the Acquiring Fund, which are included in the IDEX Mutual Funds Semi-annual report dated April 30, 2002. The combined funds are referred to as the "Pro Forma Fund" in the pro forma financial statements.

2.     Pro Forma Financial Statements and Adjustments

The accompanying unaudited pro forma Schedule of Investments and pro forma Statement of Assets and Liabilities reflect changes as if the reorganization had taken place on April 30, 2002. The unaudited Statement of Operations reflects adjustments to certain expenses to reflect the results from operations of the combined funds, under the Acquiring Fund's expense structure for the twelve months ended April 30, 2002.

The combination produces current and ongoing expense reductions due to a more advantageous management and advisory fee expense structure (breakpoints) from the shareholder's perspective, as well as elimination of redundant costs.

These reductions however are offset by the one time effect of the situation where Acquiring Fund's current expense structure has been in effect only since March 1, 2002 as this fund was party to another merger on that date. The effects of these factors are detailed below:

Management and advisory fees:
  Expense reduction from combination...................................................................  $(12,000)
  Expense increase to restate Acquiring Fund's expense*..................                                 36,000
                                                                                                          ------
    Net adjustment..................................................................................  ...  24,000

Fee waivers and reimbursements by the adviser:
  Expense reduction from combination...................................................................  $(45,000)
  Expense increase to restate Acquiring Fund's expense                                                    53,000
                                                                                                          ------
    Net adjustment........................................................................... ............  8,000

* had the 1.00% management and advisory fee rate been in effect the 12 months ended 4/30/02; actual operations reflect 0.80% from May 1 through February 28, 2002 and 1.00% thereafter through 4/30/02.

**had the 1.60% expense limitation excluding 12b-1 fees been in effect the 12 months ended 4/30/02; actual operations reflect 1.20% from May 1, 2001 through February 28, 2002 and 1.60% thereafter through 4/30/02.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The remaining pro forma adjustments necessary as a result of the proposed merger are to:

(a) adjust shares outstanding of the Pro Forma Fund based on combining the funds at the Acquiring Fund's class net asset values;

(b) reduce Custody and accounting fees and expenses for $1,000 of duplicate costs;

(c) reduce Audit and accounting fees for $8,000 of duplicate costs;

3.     Management Agreement and Other Transactions

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the investment adviser for the Acquiring Fund. The Fund pays ATFA a management and advisory fee each month, calculated on average daily net assets of the Acquiring Fund as follows:

       1.00% of the first $50 million;
       0.95% of the next $100 million;
       0.90% of the next $350 million;
       0.85% on average daily net assets over $500 million

ATFA and its affiliates also provide certain administrative services to the Fund such as transfer agent, financial and legal fund administration and other services.









--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PRO FORMA SCHEDULE OF INVESTMENTS (Unaudited)
      April 30, 2002
                                                             IDEX American        IDEX Gabelli Global         Pro Forma
                                                        Century International           Growth                   Fund
-------------------------------------------------------------------------------------------------------------------------------
                    Description                % of TNA     Shares      Value       Shares       Value     Shares      Value
-------------------------------------------------------------------------------------------------------------------------------
Australia                                          0.6%
    COMMON STOCK
      BHP Billiton, Ltd.                                     10,377   $ 60,328             -         $-     10,377      60,328
      Brambles Industries, Ltd.                              10,941     59,249             -          -     10,941      59,249
      Commonwealth Bank of Australia                          6,129    108,380             -          -      6,129     108,380
      Goldfields, Ltd.                                            -          -        53,122     91,792     53,122      91,792
      Lihir Gold, Ltd.                                            -          -       151,328    113,229    151,328     113,229

                                                                    -----------              -----------           ------------
    Total Australia Common Stock                                       227,957                  205,021                432,978
                                                                    -----------              -----------           ------------

Austria                                            0.2%
    COMMON STOCK
      Telekom Austria AG                                          -          -        18,520    154,299     18,520     154,299

                                                                    -----------              -----------           ------------
    Total Austria Common Stock                                               -                  154,299                154,299
                                                                    -----------              -----------           ------------

Belgium                                            0.4%
    COMMON STOCK
      Groupe Bruxelles Lambert SA                                 -          -         1,624     90,105      1,624      90,105
      Interbrew                                               2,290     68,128             -          -      2,290      68,128
      KBC Bankverzekeringsholding                             1,439     51,922             -          -      1,439      51,922
      UCB SA                                                      -          -         3,202    116,804      3,202     116,804

                                                                    -----------              -----------           ------------
    Total Belgium Common Stock                                         120,050                  206,909                326,959
                                                                    -----------              -----------           ------------

Brazil                                             0.9%
    COMMON STOCK
      Companhia Siderurgica Nacional ADR                          -          -         3,400     66,980      3,400      66,980
      Embratel Particpacoes SA ADR                                -          -        11,800     30,916     11,800      30,916
      Petroleo Brasiseiro SA                                  3,128     76,915             -          -      3,128      76,915
      Tele Nordeste Celular Participacoes SA ADR                  -          -        16,900    214,630     16,900     214,630
      Telemig Celular Participacoes SA ADR                        -          -        11,025    232,187     11,025     232,187

                                                                    -----------              -----------           ------------
    Total Brazil Common Stock                                           76,915                  544,713                621,628
                                                                    -----------              -----------           ------------

Canada                                             1.9%
    COMMON STOCK
      Agnico-Eagle Mines, Ltd.                                    -          -         8,349    116,209      8,349     116,209
      Barrick Gold Corp. ADR                                      -          -         7,476    150,043      7,476     150,043
      Canadian National Railway Company ADR                   1,715     82,063             -          -      1,715      82,063
      Canadian Pacific Railway, Ltd.* ADR                     3,492     72,808             -          -      3,492      72,808
      Diversinet Corp. ADR                                        -          -        67,500     40,500     67,500      40,500
      Fairmont Hotels & Resorts, Inc.* ADR                    1,755     50,018             -          -      1,755      50,018
      Glamis Gold, Ltd.                                           -          -        27,097    165,937     27,097     165,937
      Goldcorp, Inc.                                              -          -         7,590    135,179      7,590     135,179
      IAMGOLD Corp.                                               -          -        26,451    118,955     26,451     118,955
      Ivanhoe Mines, Ltd.                                         -          -        14,952     32,810     14,952      32,810
      Meridian Gold, Inc. ADR                                     -          -         7,588    115,489      7,588     115,489
      Repadre Capital Corp.                                       -          -        22,652    104,615     22,652     104,615
      Suncor Energy, Inc.                                     2,980    103,601             -          -      2,980     103,601
      Talisman Energy, Inc.                                   2,417    103,300             -          -      2,417     103,300

                                                                    -----------              -----------           ------------
    Total Canada Common Stock                                          411,790                  979,737              1,391,527
                                                                    -----------              -----------           ------------

    WARRANTS                                       0.0%
      Diversinet Corp.~                                           -          -        33,750          -     33,750           -

                                                                    -----------              -----------           ------------
    Total Canada Warrants                                                    -                        -                      -
                                                                    -----------              -----------           ------------
    Total Canada stock and warrants                                          -                  979,737              1,391,527
                                                                    -----------              -----------           ------------

Croatia                                            0.1%
    COMMON STOCK
      Pliva D.D. Reg S GDR                                        -          -         5,396     76,829      5,396      76,829


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                                       45

--------------------------------------------------------------------------------

                                                                    -----------              -----------           ------------
    Total Croatia Common Stock                                               -                   76,829                 76,829
                                                                    -----------              -----------           ------------

Denmark                                            0.5%
    COMMON STOCK
      D/S 1912 Class B                                            7     48,504             -          -          7      48,504
      Danske Bank A/S                                         8,296    149,740             -          -      8,296     149,740
      Group 4 Falck A/S                                         556     65,198             -          -        556      65,198
      TDC A/S                                                     -          -         4,554    131,296      4,554     131,296

                                                                    -----------              -----------           ------------
    Total Denmark Common Stock                                         263,442                  131,296                394,738
                                                                    -----------              -----------           ------------

Finland                                            0.4%
    COMMON STOCK
      Sonera OY*                                                  -          -        31,120    139,028     31,120     139,028
      Stora Enso OY                                           6,190     78,668             -          -      6,190      78,668
      Tieto-x Corp. OY                                        1,174     29,396             -          -      1,174      29,396
      UPM-Kymmene Corp.                                       2,012     70,314             -          -      2,012      70,314

                                                                    -----------              -----------           ------------
    Total Finland Common Stock                                         178,378                  139,028                317,406
                                                                    -----------              -----------           ------------

France                                             6.6%
    COMMON STOCK
      Accor SA                                                4,880    197,178             -          -      4,880     197,178
      Altran Technologies SA                                  1,603     83,742             -          -      1,603      83,742
      Arkopharma                                                  -          -           822     37,759        822      37,759
      Assurances Generales de France                              -          -         1,457     73,490      1,457      73,490
      BNP Paribas SA                                          6,011    314,018             -          -      6,011     314,018
      Boiron SA                                                   -          -         2,375    176,481      2,375     176,481
      Bouygues SA                                             2,901     87,533             -          -      2,901      87,533
      Business Objects SA ADR*                                  904     30,438             -          -        904      30,438
      Canal Plus                                                  -          -         2,400      8,041      2,400       8,041
      Compagnie de Saint-Gobain                                 808    138,275             -          -        808     138,275
      Credit Lyonnaise 144                                    3,031    127,792             -          -      3,031     127,792
      Danone                                                    541     71,630             -          -        541      71,630
      Egide SA*                                                   -          -           370     22,012        370      22,012
      Eiffage                                                     -          -         2,134    179,524      2,134     179,524
      Eridania Beghin-Say*                                        -          -         4,500    181,986      4,500     181,986
      JC Decaux SA                                                -          -        15,516    192,859     15,516     192,859
      L'Air Liquide SA*                                         499     77,215             -          -        499      77,215
      Michelin Generale de Etablissments                      2,413     93,456             -          -      2,413      93,456
      Neopost SA                                                  -          -         2,140     80,974      2,140      80,974
      NRJ Group                                                   -          -        28,400    562,757     28,400     562,757
      Pernod-Ricard SA                                          775     71,549           404     37,298      1,179     108,847
      Publicis Groupe SA                                      1,643     50,167             -          -      1,643      50,167
      Renault SA                                              3,310    153,389             -          -      3,310     153,389
      Sanofi Synthelabo SA                                    1,313     84,025           778     49,788      2,091     133,813
      Schneider Electric SA                                   1,912     92,221             -          -      1,912      92,221
      Societe Generale-A                                      3,024    207,002             -          -      3,024     207,002
      STMicroelectronics NV                                   2,471     76,784             -          -      2,471      76,784
      Technip-Coflexip SA                                       615     86,746             -          -        615      86,746
      Total Fina Elf SA                                       1,385    209,824         1,850    280,271      3,235     490,095
      Valeo SA                                                2,738    117,141             -          -      2,738     117,141
      Vivendi Universal SA                                        -          -        16,625    529,935     16,625     529,935
      Vivendi Universal SA ADR                                    -          -         2,019     64,850      2,019      64,850

                                                                    -----------              -----------           ------------
    Total France Common Stock                                        2,370,125                2,478,025              4,848,150
                                                                    -----------              -----------           ------------

Germany                                            1.6%
    COMMON STOCK
      Altana AG*                                              1,160     64,883         1,260     70,476      2,420     135,359
      BASF AG                                                 2,846    121,505             -          -      2,846     121,505
      Bayer AG                                                1,554     51,159             -          -      1,554      51,159
      Bayerische Motoren Werke (BMW) AG*                      3,990    159,205             -          -      3,990     159,205
      Deutsche Bank AG                                        1,160     76,877             -          -      1,160      76,877
      Henkel KGaA                                                 -          -         4,740    311,618      4,740     311,618
      Muenchener Ruckversicherungs-Namen AG                     207     51,272             -          -        207      51,272
      SAP AG*                                                   824    106,651             -          -        824     106,651
      Schering AG                                             1,291     78,606             -          -      1,291      78,606
      Stada Arzeneimittel AG                                      -          -         1,973     68,418      1,973      68,418

                                                                    -----------              -----------           ------------
    Total Germany Common Stock                                         710,158                  450,512              1,160,670
                                                                    -----------              -----------           ------------

    NON-CONVERTIBLE PREFERRED STOCK                0.1%
      ProSiebenSat.1 Media AG                                     -          -         4,486     43,233      4,486      43,233


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                                       46

--------------------------------------------------------------------------------

                                                                    -----------              -----------           ------------
    Total Germany Non-Convertible Preferred Stock                            -                   43,233                 43,233
                                                                    -----------              -----------           ------------
    Total Germany stock                                                710,158                  493,745              1,203,903
                                                                    -----------              -----------           ------------

Greece                                             0.2%
    COMMON STOCK
      Hellenic Telecommunication Organization SA                  -          -         9,108    140,773      9,108     140,773

                                                                    -----------              -----------           ------------
    Total Greece Common Stock                                                -                  140,773                140,773
                                                                    -----------              -----------           ------------

Hong Kong                                          0.1%
    COMMON STOCK
      Li & Fung, Ltd.                                        25,910     41,527             -          -     25,910      41,527
      Shaw Brothers (Hong Kong), Ltd.                             -          -        35,000     40,389     35,000      40,389

                                                                    -----------              -----------           ------------
    Total Hong Kong Common Stock                                        41,527                   40,389                 81,916
                                                                    -----------              -----------           ------------

Ireland                                            1.1%
    COMMON STOCK
      Allied Irish Banks PLC                                  6,700     88,589             -          -      6,700      88,589
      Anglo Irish Bank Corporation PLC                            -          -        15,241     82,091     15,241      82,091
      Bank of Ireland                                        10,622    123,417             -          -     10,622     123,417
      Bank of Ireland                                             -          -         7,649     88,874      7,649      88,874
      Bank of Ireland                                             -          -         1,903     22,111      1,903      22,111
      CRH PLC                                                 7,871    135,195             -          -      7,871     135,195
      Irish Life & Permanent                                      -          -        19,790    269,155     19,790     269,155
      Ryanair Holdings PLC ADR*                                 260      8,060             -          -        260       8,060

                                                                    -----------              -----------           ------------
    Total Ireland Common Stock                                         355,261                  462,231                817,492
                                                                    -----------              -----------           ------------

Italy                                              4.9%
    COMMON STOCK
      Autogril SPA                                                -          -        15,245    179,878     15,245     179,878
      Autostrade Meridionali SpA*                            29,534    239,943        21,963    178,434     51,497     418,377
      Banca Monte Dei Pashci                                      -          -        63,800    208,597     63,800     208,597
      Bulgari SpA                                             6,687     51,978             -          -      6,687      51,978
      Ente Nazionale Idrocarburi SpA                         15,442    237,142           477      7,325     15,919     244,467
      Finmeccanica SpA*                                           -          -       120,000     99,978    120,000      99,978
      IntesaBci SpA*                                         22,935     74,161        84,000    271,615    106,935     345,776
      Manifattura Lane Gaetano Marzotto & Figli SpA               -          -        79,269    756,814     79,269     756,814
      Mediaset SpA                                           16,033    134,301             -          -     16,033     134,301
      Parmalat Finanziaria SpA                                    -          -        22,497     79,026     22,497      79,026
      Pininfarina SpA                                             -          -        14,050    294,858     14,050     294,858
      Riunione Adriatica di Sicurta SpA*                          -          -         3,825     49,611      3,825      49,611
      Saipem SpA                                             17,015    110,803                              17,015     110,803
      Snam Rete Gas                                          17,948     50,922             -          -     17,948      50,922
      Telecom Italia SpA                                      6,131     32,857        13,010     69,723     19,141     102,580
      Telecom Italia SpA                                          -          -        21,976    174,779     21,976     174,779
      Unicredito Italiano SpA                                64,966    301,352             -          -     64,966     301,352

                                                                    -----------              -----------           ------------
    Total Italy Common Stock                                         1,233,459                2,370,638              3,604,097
                                                                    -----------              -----------           ------------

Japan                                              9.2%
    COMMON STOCK
      Asatsu-DK, Inc.                                             -          -         1,700     38,865      1,700      38,865
      Benesse Corp.                                               -          -        11,600    256,174     11,600     256,174
      Bridgestone Corp.                                      10,001    140,838             -          -     10,001     140,838
      Canon, Inc.                                             5,675    217,115             -          -      5,675     217,115
      DDi Corp.                                                   -          -            60    156,765         60     156,765
      Fanuc, Ltd.                                             2,054    113,721             -          -      2,054     113,721
      Fast Retailing Company, Ltd.                                -          -         3,350     89,090      3,350      89,090
      Fuji Photo Film Company, Ltd.                               -          -           100      3,173        100       3,173
      Hitachi, Ltd.                                          14,918    110,319             -          -     14,918     110,319
      Honda Motor Company, Ltd.                               2,328    104,271             -          -      2,328     104,271
      Hoya Corp.                                                841     62,519             -          -        841      62,519
      Hudson Soft Company, Ltd.                                   -          -           140      1,056        140       1,056
      Ito-Yokado Company, Ltd.                                1,948     95,885             -          -      1,948      95,885
      Kyocera Corp. ADR                                           -          -            40      2,736         40       2,736
      Mitsubishi Tokyo Financial Group, Inc.                      -          -            16    109,362         16     109,362
      Nikko Securities, Ltd.                                      -          -       124,619    562,045    124,619     562,045
      Nikon Corp.                                                 -          -           600      7,824        600       7,824
      Nippon Broadcasting System, Inc.                            -          -        28,000    958,009     28,000     958,009
      Nippon Steel Corp.                                     32,099     48,922             -          -     32,099      48,922
      Nissan Motor Company                                   22,970    176,472             -          -     22,970     176,472


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                                       47

--------------------------------------------------------------------------------

      NTT DoCoMo, Inc. - Rights                                   8     20,342             -          -          8      20,342
      NTT DoCoMo, Inc.                                           13     32,854           286    722,784        299     755,638
      Secom Co. Ltd.                                              -          -        15,000    737,170     15,000     737,170
      Sharp Corp.                                             9,887    136,926             -          -      9,887     136,926
      SMC Corp.                                               1,086    129,881             -          -      1,086     129,881
      Sony Corp.                                              2,467    132,366             -          -      2,467     132,366
      Takeda Chemical Industries, Ltd.                            -          -        15,849    692,623     15,849     692,623
      The Furukawa Electric Company, Ltd.                         -          -           500      2,309        500       2,309
      Tokyo Electron, Ltd.                                    1,881    135,151             -          -      1,881     135,151
      Toshiba Corp.                                               -          -           400      1,863        400       1,863
      Toyota Industries Corp.                                     -          -        13,500    216,777     13,500     216,777
      Toyota Motor Corp.                                      3,661     99,638        14,203    386,551     17,864     486,189

                                                                    -----------              -----------           ------------
    Total Japan Common Stock                                         1,757,220                4,945,176              6,702,396
                                                                    -----------              -----------           ------------

Luxembourg                                         0.2%
    COMMON STOCK
      Arcelor                                                 7,360    101,426             -          -      7,360     101,426
      SBS Broadcasting SA ADR                                     -          -         2,867     56,222      2,867      56,222

                                                                    -----------              -----------           ------------
    Total Luxembourg Common Stock                                      101,426                   56,222                157,648
                                                                    -----------              -----------           ------------

Mexico                                             2.8%
    COMMON STOCK
      Cemex de C.V. SA ADR                                    2,551     80,867             -          -      2,551      80,867
      Coca-Cola FEMSA SA de C.V. ADR                              -          -        14,125    392,393     14,125     392,393
      Fomento Economico Mexicano SA de C.V. ADR               1,886     90,245             -          -      1,886      90,245
      Grupo Televisa SA de C.V. GDR*                              -          -        26,040  1,177,008     26,040   1,177,008
      Telefonos de Mexico SA de C.V. ADR                      4,049    153,214             -          -      4,049     153,214
      Tubos de Acero de Mexico SA de C.V. ADR                     -          -         8,200     86,510      8,200      86,510
      Walmart de Mexico SA de C.V. Series V                  15,749     52,569             -          -     15,749      52,569

                                                                    -----------              -----------           ------------
    Total Mexico Common Stock                                          376,895                1,655,911              2,032,806
                                                                    -----------              -----------           ------------

Netherlands                                        2.2%
    COMMON STOCK
      ABN Amro Holding NV                                     4,077     80,787             -          -      4,077      80,787
      ASML Holding NV NYRS*                                   4,268     95,304             -          -      4,268      95,304
      Fox Kids Europe NV                                          -          -        50,825    519,581     50,825     519,581
      Gucci Group NV NYRS                                     1,187    114,925             -          -      1,187     114,925
      Heineken NV                                             3,358    151,228             -          -      3,358     151,228
      ING Groep NV                                            4,157    109,705             -          -      4,157     109,705
      Koninklijke (Royal) KPN NV                             18,007     81,581        67,888    307,568     85,895     389,149
      Koninklijke (Royal) Philips Electronics NV NYRS         1,651     51,198             -          -      1,651      51,198
      United Pan-Europe Communications NV*                        -          -        32,000      3,459     32,000       3,459
      Wolters Kluwer NV                                           -          -         4,008     81,225      4,008      81,225

                                                                    -----------              -----------           ------------
    Total Netherlands Common Stock                                     684,728                  911,833              1,596,561
                                                                    -----------              -----------           ------------

Norway                                             0.1%
    COMMON STOCK
      Petroleum Geo-Services ASA                                  -          -         3,034     19,114      3,034      19,114
      Tandberg ASA                                            2,487     30,044             -          -      2,487      30,044

                                                                    -----------              -----------           ------------
    Total Norway Common Stock                                           30,044                   19,114                 49,158
                                                                    -----------              -----------           ------------

Peru                                               0.2%
    COMMON STOCK
      Minas Buenaventura ADR                                      -          -         4,553    121,383      4,553     121,383

                                                                    -----------              -----------           ------------
    Total Peru Common Stock                                                  -                  121,383                121,383
                                                                    -----------              -----------           ------------

Portugal                                           0.3%
    COMMON STOCK
      Portugal Telecom, SGPS, SA                                  -          -         8,577     62,575      8,577      62,575
      Vodafone Telecel-Comunicacoes Pessoais SA                   -          -        17,609    127,201     17,609     127,201

                                                                    -----------              -----------           ------------
    Total Portugal Common Stock                                              -                  189,776                189,776
                                                                    -----------              -----------           ------------

Russia                                             0.3%
    COMMON STOCK
      Lukoil Holding Company ADR                              1,014     72,106             -          -      1,014      72,106
      OAO Gazprom Sponsored ADR                               5,835     92,777             -          -      5,835      92,777


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                                       48
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--------------------------------------------------------------------------------

      Surgutneftegaz Sponsored ADR                            3,905     74,976             -          -      3,905      74,976

                                                                    -----------              -----------           ------------
    Total Russia Common Stock                                          239,859                        -                239,859
                                                                    -----------              -----------           ------------

Singapore                                          0.1%
    COMMON STOCK
      Singapore Airlines, Ltd.                               12,721     98,191             -          -     12,721      98,191

                                                                    -----------              -----------           ------------
    Total Singapore Common Stock                                        98,191                        -                 98,191
                                                                    -----------              -----------           ------------

South Africa                                       1.6%
    COMMON STOCK
      AngloGold Ltd Sponsored ADR                                 -          -         4,519    121,109      4,519     121,109
      Durban Roodeporrt Deep SP ADR                               -          -        37,946    150,646     37,946     150,646
      Gold Fields, Ltd. Sponsored ADR                             -          -        21,975    265,898     21,975     265,898
      Harmony Gold Mining Company, Ltd.                           -          -        29,075    374,384     29,075     374,384
      Harmony Gold Mining Company, Ltd. ADR                       -          -        18,214    237,811     18,214     237,811

                                                                    -----------              -----------           ------------
    Total South Africa Common Stock                                          -                1,149,848              1,149,848
                                                                    -----------              -----------           ------------

South Korea                                        2.3%
    COMMON STOCK
      Hyundai Motor Company, Ltd.                             3,318    123,556             -          -      3,318     123,556
      Kangwon Land, Inc.                                        454     53,008             -          -        454      53,008
      Kookmin Bank                                            2,122     96,963             -          -      2,122      96,963
      Korea Electric Power Corp.                              2,351     44,685             -          -      2,351      44,685
      LG Electronics, Inc.                                    4,212    166,650             -          -      4,212     166,650
      LG Electronics, Inc.                                      468     20,659             -          -        468      20,659
      Pohang Iron & Steel Co., Ltd. (POSCO) ADR                   -          -        26,400    645,480     26,400     645,480
      Samsung Electronics Company, Ltd.                         834    247,159             -          -        834     247,159
      Samsung Fire & Marine Insurance Company, Ltd.           1,260     85,532             -          -      1,260      85,532
      Samsung-Electro Mechanics Co., Ltd.                     2,010    118,823             -          -      2,010     118,823
      SK Telecom Company, Ltd. ADR                            3,103     66,373             -          -      3,103      66,373

                                                                    -----------              -----------           ------------
    Total South Korea Common Stock                                   1,023,408                  645,480              1,668,888
                                                                    -----------              -----------           ------------

Spain                                              1.2%
    COMMON STOCK
      Altadis SA                                              6,378    134,655         3,825     80,755     10,203     215,410
      Amadeus Global Travel Distribution SA                  14,482     96,395             -          -     14,482      96,395
      Centros Comerciales Carrefour SA                            -          -        20,000    233,822     20,000     233,822
      Fomento De Construction                                     -          -         6,859    176,070      6,859     176,070
      Grupo Ferrovial SA                                      2,617     63,407             -          -      2,617      63,407
      Telefonica SA                                               -          -           778      8,328        778       8,328
      Terra Networks, SA                                          -          -        17,457    115,253     17,457     115,253

                                                                    -----------              -----------           ------------
    Total Spain Common Stock                                           294,457                  614,228                908,685
                                                                    -----------              -----------           ------------

Sweden                                             0.7%
    COMMON STOCK
      Atlas Copco AB                                          2,501     58,658             -          -      2,501      58,658
      Electrolux AB                                           3,116     51,855             -          -      3,116      51,855
      Nordea AB                                              19,867    113,106             -          -     19,867     113,106
      Sandvik AB                                              1,904     44,100             -          -      1,904      44,100
      Securitas AB                                           11,308    210,192             -          -     11,308     210,192

                                                                    -----------              -----------           ------------
    Total Sweden Common Stock                                          477,911                        -                477,911
                                                                    -----------              -----------           ------------

Switzerland                                        2.4%
    COMMON STOCK
      Adecco SA-Reg                                           2,871    181,686             -          -      2,871     181,686
      Converium Holding                                           -          -         1,700     93,517      1,700      93,517
      Julius Baer Holding, Ltd.                                 178     57,366             -          -        178      57,366
      Logitech International SA                                 924     43,014             -          -        924      43,014
      Nestle SA                                                 852    201,467             -          -        852     201,467
      Novartis AG                                             5,263    220,795         8,825    370,228     14,088     591,023
      Roche Holding AG                                        1,547    117,240             -          -      1,547     117,240
      Swisscom AG*                                              441    131,644           152     45,374        593     177,018
      The Swatch Group AG                                     2,639     54,908             -          -      2,639      54,908
      The Swatch Group of Switzerland AG-Class B                  -          -           820     79,357        820      79,357
      UBS AG                                                  2,607    125,706             -          -      2,607     125,706
      Zuerich Rueckversicherung Koeln AG*                         -          -           612     61,778        612      61,778


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                                       49

--------------------------------------------------------------------------------

                                                                    -----------              -----------           ------------
    Total Switzerland Common Stock                                   1,133,826                  650,254              1,784,080
                                                                    -----------              -----------           ------------

United Kingdom                                     7.1%
    COMMON STOCK
      Amvescap PLC                                            4,122     43,506             -          -      4,122      43,506
      BAE SYSTEMS PLC                                             -          -         6,211     31,622      6,211      31,622
      Barclays PLC                                           19,368    169,690             -          -     19,368     169,690
      BP PLC                                                      -          -        24,735    211,124     24,735     211,124
      BPB PLC                                                 8,400     48,829             -          -      8,400      48,829
      British Sky Broadcasting Group PLC*                     8,569     95,750             -          -      8,569      95,750
      BT Group PLC                                                -          -       103,417    388,964    103,417     388,964
      Daily Mail and General Trust PLC                        5,343     57,795                               5,343      57,795
      Diageo PLC*                                            18,747    248,834         6,119     81,219     24,866     330,053
      Dixons Group PLC                                       12,601     41,745             -          -     12,601      41,745
      Exel PLC                                               12,113    154,334             -          -     12,113     154,334
      Filtronic PLC                                               -          -        35,550    137,336     35,550     137,336
      GKN PLC                                                33,182    155,276             -          -     33,182     155,276
      GlaxoSmithKline PLC                                     3,399     82,254             -          -      3,399      82,254
      Great Universal Stores PLC                             12,512    113,544             -          -     12,512     113,544
      Hilton Group PLC                                       41,855    156,507        31,096    116,276     72,951     272,783
      HSBC Holdings PLC                                           -          -           587      6,936        587       6,936
      Imperial Chemical Industries PLC                       13,600     63,047             -          -     13,600      63,047
      International Power PLC*                               20,497     62,377             -          -     20,497      62,377
      Legal & General Group PLC                                   -          -        27,492     63,022     27,492      63,022
      Marks & Spencer Group PLC                              47,346    274,014             -          -     47,346     274,014
      mm02 PLC                                                    -          -       162,997    103,363    162,997     103,363
      Next PLC                                               11,552    174,804             -          -     11,552     174,804
      Pearson PLC                                             6,319     75,859             -          -      6,319      75,859
      Rank Group PLC                                              -          -        26,632    108,319     26,632     108,319
      Reckitt Benckiser PLC                                   9,471    167,753             -          -      9,471     167,753
      Reed Elsevier PLC                                      24,091    236,181             -          -     24,091     236,181
      Rentokil Initial PLC                                   50,887    200,480             -          -     50,887     200,480
      Reuters Group PLC*                                          -          -           150      1,050        150       1,050
      Royal Bank of Scotland Group                           12,363    354,688             -          -     12,363     354,688
      Scottish and Southern Energy PLC                            -          -        12,000    118,082     12,000     118,082
      Schroders PLC                                           2,501     30,717             -          -      2,501      30,717
      Six Continents PLC                                          -          -         6,345     70,113      6,345      70,113
      Smith & Nephew PLC                                     15,817     90,330                        -     15,817      90,330
      South African Breweries PLC                            11,702     94,892             -          -     11,702      94,892
      Stolt Offshores SA*                                         -          -        27,450    241,764     27,450     241,764
      The National Grid Group PLC                                 -          -        19,398    139,130     19,398     139,130
      United Business Media PLC                                   -          -           188      1,436        188       1,436
      Vodafone Group PLC                                          -          -        21,811     35,214     21,811      35,214
      WPP Group PLC                                          16,186    172,250             -          -     16,186     172,250

                                                                    -----------              -----------           ------------
    Total United Kingdom Common Stock                                3,365,456                1,854,970              5,220,426
                                                                    -----------              -----------           ------------

United States                                     35.9%
    COMMON STOCK
      Acme Communications, Inc.                                   -          -         2,553     27,445      2,553      27,445
      Adelphia Communications Corp.*                              -          -         2,484     14,954      2,484      14,954
      Agnico-Eagle Mines, Ltd.                                    -          -         3,760     52,226      3,760      52,226
      Alcan, Inc.                                             1,625     59,524             -          -      1,625      59,524
      Allied Waste Industries, Inc.*                              -          -        13,230    160,612     13,230     160,612
      ALLTEL Corp.                                                -          -         1,555     76,973      1,555      76,973
      AOL Time Warner, Inc.*                                      -          -        15,133    287,830     15,133     287,830
      Archer-Daniels-Midland Company                              -          -        30,800    408,716     30,800     408,716
      AT&T Corp.                                                  -          -        63,450    832,464     63,450     832,464
      AT&T Wireless Services, Inc.*                               -          -        52,774    472,327     52,774     472,327
      Beasley Broadcast Group, Inc.                               -          -           300      4,950        300       4,950
      Belo Corp.                                                  -          -         1,214     28,359      1,214      28,359
      Blockbuster, Inc. Class A                                   -          -         1,511    432,175      1,511     432,175
      Bristol-Myers Squibb Company, Inc.                          -          -         3,036     87,437      3,036      87,437
      Broadwing, Inc.*                                            -          -        84,631    558,565     84,631     558,565
      Cablevision Systems Corp.*                                  -          -        36,899    867,127     36,899     867,127
      Callaway Golf Company                                       -          -         9,000    158,400      9,000     158,400
      Caremark Rx, Inc.*                                          -          -         9,108    195,822      9,108     195,822
      Cendant Corp.*                                              -          -        53,216    957,356     53,216     957,356
      Centennial Communications Corp.*                            -          -        17,475     50,678     17,475      50,678
      Centurytel, Inc.                                            -          -         1,555     43,074      1,555      43,074
      Charter Communications, Inc.*                               -          -         2,698     22,097      2,698      22,097
      Citizens Communication Company                              -          -           759      7,036        759       7,036
      CMGI, Inc.                                                  -          -        12,500     16,000     12,500      16,000
      CMS Energy Corp.                                            -          -         1,062     20,560      1,062      20,560

--------------------------------------------------------------------------------

      Coach, Inc.*                                                -          -        15,225    852,600     15,225     852,600
      Comcast Corp. Special Class A*                              -          -         1,190     31,833      1,190      31,833
      Compaq Computer Corp.                                       -          -        13,662    138,669     13,662     138,669
      Constellation Brands, Inc. A                                -          -           152      9,181        152       9,181
      Crown Media Holdings-Class A                                -          -         5,134     51,853      5,134      51,853
      Cumulus Media, Inc. Class A*                                -          -        20,491    383,796     20,491     383,796
      Delphi Automotive Systems Corp.                             -          -        35,125    546,194     35,125     546,194
      Devon Energy Corp. 144A                                     -          -        15,050    742,116     15,050     742,116
      Dobson Communications Corp.*                                -          -         2,892      5,665      2,892       5,665
      DPL, Inc.                                                   -          -        10,028    260,929     10,028     260,929
      Duke Energy Corp.                                           -          -           110      4,216        110       4,216
      El Paso Corp.                                               -          -         5,313    212,520      5,313     212,520
      EMC Corp.*                                                  -          -         7,000     63,980      7,000      63,980
      Equitable Resources,Inc.                                    -          -         4,793    172,308      4,793     172,308
      Fisher Communications, Inc.                                 -          -           759     35,437        759      35,437
      Fleming Companies, Inc.                                     -          -         1,518     33,457      1,518      33,457
      Freeport-McMoRan Cooper & Gold Inc.                         -          -         9,086    161,367      9,086     161,367
      Gemstar-TV Guide International, Inc.*                       -          -        56,492    506,168     56,492     506,168
      General Motors Corp. Class H *                              -          -         3,680     55,126      3,680      55,126
      Granite Broadcasting Corp.                                  -          -         7,590     19,734      7,590      19,734
      Gray Communications Systems, Inc. Class B                   -          -           258      3,599        258       3,599
      H.J. Heinz Company                                          -          -           608     25,530        608      25,530
      Hain Celestial Group, Inc.                                  -          -         1,159     21,244      1,159      21,244
      Honeywell International, Inc.                               -          -        13,500    495,180     13,500     495,180
      Interep Natl Radio Sales                                    -          -         6,370     22,868      6,370      22,868
      iShares S&P 500 Index Fund                              6,474    789,311             -          -      6,474     789,311
      Knight-Ridder, Inc.                                         -          -           667     44,689        667      44,689
      L-3 Communications Holdings, Inc.*                          -          -        10,050  1,284,189     10,050   1,284,189
      Leap Wireless Intl, Inc.                                    -          -        35,415    262,779     35,415     262,779
      Liberty Media Corp.*                                        -          -        90,334    966,574     90,334     966,574
      Lockheed Martin Corp.                                       -          -         4,900    308,210      4,900     308,210
      Loral Space & Communications, Ltd.                          -          -       102,925    202,762    102,925     202,762
      Lucent Technologies, Inc.                                   -          -        95,540    439,484     95,540     439,484
      Magna International, Inc.                                 863     63,767             -          -        863      63,767
      ManTech International Corp. A                               -          -         5,300    125,504      5,300     125,504
      Mattel, Inc.                                                -          -         9,108    187,989      9,108     187,989
      McLeodUSA, Inc. Class A*                                    -          -        30,000      2,100     30,000       2,100
      Newmont Mining Corp. Holding Company                        -          -         7,589    216,362      7,589     216,362
      Nextel Communications, Inc. Class A*                        -          -        58,516    322,423     58,516     322,423
      Oracle Corp.*                                               -          -        35,578    357,203     35,578     357,203
      Paxson Communications Corp.*                                -          -        19,395    205,587     19,395     205,587
      Peabody Energy Corp.                                        -          -           455     12,299        455      12,299
      Pepsi Bottling Group, Inc.*                                 -          -        12,200    349,408     12,200     349,408
      Placer Dome, Inc.                                           -          -         6,830     80,253      6,830      80,253
      PPL Corp.                                                   -          -         8,977    342,113      8,977     342,113
      Qwest Communications International, Inc.                    -          -        15,179     76,350     15,179      76,350
      Rainbow Media Group                                         -          -        26,692    589,893     26,692     589,893
      RGS Energy Group, Inc.                                      -          -        10,028    397,911     10,028     397,911
      Rogers Communications, Inc. Class B*                        -          -        41,750    507,263     41,750     507,263
      Ross Stores, Inc.                                           -          -        14,000    568,540     14,000     568,540
      Rural Cellular Corp. Class A*                               -          -        30,105    111,389     30,105     111,389
      SBC Communications, Inc.                                    -          -           491     15,250        491      15,250
      Schering Plough Corp.                                       -          -         4,554    124,324      4,554     124,324
      Scripps Company                                             -          -           607     48,372        607      48,372
      Sinclair Broadcast Group, Inc.*                             -          -        14,945    199,516     14,945     199,516
      Sprint FON Group                                            -          -         8,518    135,010      8,518     135,010
      Telephone and Data Systems, Inc.                            -          -        11,107    955,202     11,107     955,202
      Tennant Company                                             -          -           304     13,376        304      13,376
      Texas Instruments, Inc.                                     -          -        12,000    371,160     12,000     371,160
      The Reader's Digest Association, Inc.                       -          -           892     21,230        892      21,230
      The Washington Post Company Class B                         -          -           595    375,921        595     375,921
      The Williams Companies, Inc.                                -          -        10,626    202,957     10,626     202,957
United States (continued)
      Ticketmaster Corp. Class B*                                 -          -        40,496    952,871     40,496     952,871
      Transocean Sedco Forex, Inc.                            2,854    101,317             -          -      2,854     101,317
      Travelers Property Casualty Corp.                           -          -        10,500    195,195     10,500     195,195
      Tribune Company                                             -          -           455     20,097        455      20,097
      United States Cellular Corp.*                               -          -        11,109    438,806     11,109     438,806
      USA Networks, Inc.*                                         -          -        21,475    642,317     21,475     642,317
      ValueVision International, Inc.*                            -          -         8,600    162,454      8,600     162,454
      Verizon Communications, Inc.                                -          -           491     19,694        491      19,694
      Viacom, Inc. Class A*                                       -          -           759     35,772        759      35,772
      Viacom, Inc. Class B*                                       -          -        13,975    658,223     13,975     658,223
      Waste Management, Inc.                                      -          -         9,767    257,263      9,767     257,263
      Western Wireless Corp.*                                     -          -         4,260     27,008      4,260      27,008


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                                       51

--------------------------------------------------------------------------------

      Willis Group Holdings, Ltd.*                            2,100     61,426             -          -      2,100      61,426
      WorldCom, Inc.-MCI Group                                    -          -        28,280    106,078     28,280     106,078
      Wyeth                                                       -          -         1,518     86,526      1,518      86,526
      Young Broadcasting, Inc. Class A*                           -          -        20,454    462,055     20,454     462,055

                                                                    -----------              -----------           ------------
    Total United States Common Stock                                 1,075,345               25,126,704             26,202,049
                                                                    -----------              -----------           ------------

    CONVERTIBLE PREFERRED STOCK                    0.2%
      Mirant Trust I                                              -          -         3,918    147,415      3,918     147,415
                                                                                             -----------
                                                                    -----------                                    ------------
    Total United States Convertible Preferred Stock                          -                  147,415                147,415
                                                                    -----------              -----------           ------------

    NON-CONVERTIBLE PREFERRED STOCK                0.0%
      Broadwing Communications                                    -          -           200     10,000        200      10,000
                                                                                             -----------
                                                                    -----------                                    ------------
    Total United States Non-Convertible Preferred Stock                      -                   10,000                 10,000
                                                                    -----------              -----------           ------------

                                                                    -----------              -----------           ------------
    Total United States stock                                        1,075,345               25,284,119             26,359,464
                                                                    -----------              -----------           ------------

                                                        -----------------------------------------------------------------------
                                                               Principal               Principal               Principal
                                                        -----------------------------------------------------------------------
    CONVERTIBLE CORPORATE BONDS                    0.1%
      NTL, Inc. 6.750% 5-15-2008                                  -          -       150,000     61,500    150,000      61,500

                                                                    -----------              -----------           ------------
    Total United States bonds                                                -                   61,500                 61,500
                                                                    -----------              -----------           ------------

Short-Term Securities                             10.5%
    Repurchase Agreement
      State Street Bank & Trust
      1.860% Repurchase Agreement dated 4-30-2002
      to be repurchased at $5,539,846 on 5-1-2002                 -          -     5,539,560  5,539,560  5,539,560   5,539,560

    Time Deposit
      State Street Bank & Trust Eurodollar Time Deposit
      0.500% 5-1-2002                                       560,124    560,124             -          -    560,124     560,124
      0.750% 5-1-2002                                             -          -     1,561,866  1,561,866  1,561,866   1,561,866

                                                                    -----------              -----------           ------------
Total Short-Term Securities (cost equals value)                        560,124                7,101,426              7,661,550
                                                                    -----------              -----------           ------------

                                                        -----------------------------------------------------------------------
                                                               % of TNA                % of TNA                % of TNA
                                                        -----------------------------------------------------------------------
Total Investments                                             98.9%                    96.4%                 97.0%
                                                                    $17,207,952              $53,684,873           $70,892,825
                                                                    -----------              -----------           ------------
      Total investments cost
                                                                    $16,097,010              $57,400,871           $73,497,881
                                                                    -----------              -----------           ------------

Unrealized gain (loss) on Forward Foreign Currency Contracts
      B8,436 British Pound 5-1-2002Sell                                    (3)                        -                    (3)
      B2,765 British Pound 5-2-2002Buy                                     (5)                        -                    (5)
      E64,778 Euro 11-1-2001Buy                                          (108)                        -                  (108)
      F29,906 Swiss Franc 5-2-2002Sell                                      19                        -                     19
      J12,197,457 Japanese Yen 5-1-2002Sell                                527                        -                    527
      J32,188,922 Japanese Yen 5-1-2002Sell                                  -                      370                    370
      J6,392,264 Japanese Yen 5-2-2002Sell                                 212                        -                    212
      J256,254,321 Japanese Yen 5-1-2002Buy                                  -                    1,579                  1,579
      K321,667 Swedish Krona 5-2-2002Sell                                  121                        -                    121
                                                                    -----------              -----------           ------------
      Total Unrealized Net Gain (Loss) on Forward Foreign Currency         763                    1,949                  2,712
      Contracts
                                                                    -----------              -----------           ------------

                                                        -----------------------------------------------------------------------
                                                               % of TNA                % of TNA                % of TNA
                                                        -----------------------------------------------------------------------
      Other net assets (liabilities)                           1.1%    183,970          3.5%  1,974,476       3.0%   2,158,446
                                                                    -----------              -----------           ------------
      Net Assets (100.0%)
                                                                    $17,392,685              $55,661,298           $73,053,983
                                                                    -----------              -----------           ------------

       * security is non-income producing.
       ~ private placement warrant valued at cost.
      See accompanying notes to unaudited pro forma financial statements.







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                                       52

--------------------------------------------------------------------------------

                                     PART C

                                OTHER INFORMATION


Item 15.      Indemnification

A policy of insurance covering ATFA, its subsidiaries, AFSG and all of the registered investment companies advised by ATFA insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Provisions relating to indemnification of the Registrant's Trustees and employees are included in Registrant's Restatement of Declaration of Trust and Bylaws, which are incorporated herein by reference.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.      Exhibits

  (1) Restatement of Declaration of Trust and all amendments are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File 33-2659), Post-Effective Amendment No. 24, as filed with the SEC on November 15, 1996.

  (2) Amended and Restated By-Laws are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 24, as filed with the SEC on November 15, 1996.

  (3)  Not Applicable

  (4) Plan of Reorganization is filed herewith as Appendix A to the Prospectus/ Proxy Statement.

  (5)  See Exhibits 1 and 2.

  (6) (a) Investment Advisory Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 33, as filed with the SEC on December 17, 1999.
       (b) Sub-Advisory Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 33, as filed with the SEC on December 17, 1999.

  (7) Underwriting Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 33, as filed with the SEC on December 17, 1999.

  (8) Trustees Deferred Compensation Plan is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 25, as filed with the SEC on January 31, 1997.

  (9) Custodian Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 49, as filed with the SEC on 9/12/02.

  (10) (a) Plans of Distribution under Rule 12b-1 are incorporated by reference to Registrant's Registration Statement on Form N-1A (File No.33-2659), Post-Effective Amendment No. 33, as filed with the SEC on December 17, 1999.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       (b) Amended and Restated Plan for Multiple Classes of Shares is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 43, as filed with the SEC on December 14, 2002.

  (11) Opinion and Consent of Counsel is filed herewith.

  (12) Opinion and Consent of Dechert to be filed by post-effective amendment.

  (13) Administrative Services Agreement, and Transfer Agent Agreement are incorporated herein by reference to Post-Effective Amendment Nos. 49 and 24, respectively, to the Registrant's Registration Statement on Form N-1A (File No 33-2659), as filed with the SEC on September 12, 2002 and November 15, 1996, respectively.

  (14) Consent of Independent Certified Public Accountants is filed herewith.

  (15) Not Applicable

  (16) Powers of Attorney for the Registrant are filed herewith.

  (17) (a) Form of proxy card is filed herewith.
       (b) The Registrant's Annual Report, dated October 31, 2001, and its Semi-Annual Report, dated April 30, 2002, are incorporated herein by reference.
       (c) Prospectus for IDEX Mutual Funds, dated March 1, 2002, as amended April 1, 2002 is filed herewith.

Item 17.      Undertakings

1. The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3. The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.






--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg and State of Florida on the 13th day of November, 2002.

                                      IDEX Mutual Funds

                                      By:
                                         ---------------------------------------
                                         Brian C. Scott
                                         President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            Signature                                             Title                                          Date
            ---------                                             -----                                          ----

                                                  President and Chief Executive Officer                   November 13, 2002
----------------------------------
Brian C. Scott*

                                       Executive Vice President, Treasurer and Principal Financial        November 13, 2002
----------------------------------     Officer
Thomas R. Moriarty

                                       Vice President, Assistant Treasurer and Principal Accounting       November 13, 2002
----------------------------------     Officer
Christopher G. Roetzer

                                                                Chairman                                  November 13, 2002
----------------------------------
John R. Kenney*

                                                              Vice Chairman                               November 13, 2002
----------------------------------
Peter R. Brown*

                                                                 Trustee                                  November 13, 2002
----------------------------------
Larry N. Norman*

                                                                 Trustee                                  November 13, 2002
----------------------------------
Daniel Calabria*

                                                                 Trustee                                  November 13, 2002
----------------------------------
Charles C. Harris*

                                                                 Trustee                                  November 13, 2002
----------------------------------
William W. Short, Jr.*

                                                                 Trustee                                  November 13, 2002
----------------------------------
Jack E. Zimmerman*

                                                                 Trustee                                  November 13, 2002
----------------------------------
Leo J. Hill*

                                                                 Trustee                                  November 13, 2002
----------------------------------
Janice B. Case*

                                                                 Trustee                                  November 13, 2002
----------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Russell A. Kimball, Jr.*


----------------------------------
* John K. Carter, as attorney
in-fact, pursuant to powers of
attorney filed herewith.











--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(11)Opinion and Consent of Counsel
(12)Consent of Independent Certified Public Accountants
(14)None
(16)Powers of Attorney
(17)(a) Form of proxy card









--------------------------------------------------------------------------------
                                       57